Exhibit 99.2

Colonial Properties Trust
TABLE OF CONTENTS

	Overview and Contact Information	3
1.	Quarterly Earnings Announcement and Financial Statements	4
2.	Corporate Summary
	Quarterly Segment Data Summary	7
3.	Development Pipeline/Acquisition & Disposition Detail	8
4.	Taxable REIT Subsidiary Activities	10
5.	Joint Ventures
	Unconsolidated Joint Ventures	11
	Unconsolidated Joint Venture Summary	12
6.	Corporate Trends
	Supplemental Data	14
	Investment Activities	14
7.	Debt Summary/Coverage Ratios/Total Market Capitalization	15
8.	Multifamily Division Summary
	Divisional NOI	17
	Operational Statistics	18
	Occupancy Summary	19
9.	Office Division Summary
	Divisional NOI	21
	Operational Statistics	22
	Lease Expiration/Tenant Concentration	23
	Leasing Execution	24
	Occupancy Summary	26
10.	Retail Division Summary
	Divisional NOI	28
	Operational Statistics/Capex	29
	Lease Expiration/Tenant Concentration	30
	Leasing Execution	31
	Occupancy Summary	33
11.	Corporate Reconciliations
	Revenues/Expenses/NOI	35
	NOI from Discontinued Operations/EBITDA	36
	SEC Coverage Ratios/Dividend Summary	37
	Base Rent per Unit/SF	38
	Capital Expenditures, Tenant Improvements & Leasing Commissions	39
12.	Appendix
	Multifamily Portfolio Occupancy Listing	40
	Office Portfolio Occupancy Listing	44
	Retail Portfolio Occupancy Listing	46
13.	Glossary of Terms	48
Forward Looking Statements
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets; performance of affiliates or companies in which we have made investments; volatility of for-sale residential markets; changes in operating costs; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; the cost and availability of new debt financings; volatility of interest rates or capital market conditions; effect of any terrorist activity; or other factors affecting the real estate industry generally.
Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this press release.
The company refers you to the documents filed by the company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2006, which discuss these and other factors that could adversely affect the company’s results.

COLONIAL PROPERTIES TRUST
Colonial Properties Trust (NYSE:CLP) is a multifamily focused real estate investment trust (REIT) with diversified management and development capabilities in the Sunbelt region of the United States. With a long history as both a private and a public company, the company has a proven track record in real estate operations and development. Our history of managing and developing both multifamily and commercial assets makes Colonial Properties ideally suited for the country’s hottest trend: mixed-use.
Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol “CLP”.
Our commitment to excellence allows us to successfully serve our residents, clients and customers. Our focus on quality, service, value and integrity enable to us to meet our goal of managing a high quality portfolio that focuses on superior investor returns.
COLONIAL PROPERTIES STRATEGY
          Achieve Consistent Long-term Performance through:

- Owning a multifamily focused portfolio
- Managing multifamily, office, retail and mixed-use properties
- Investing in high growth Sunbelt cities
- Achieving operating excellence
- Emphasizing mixed-use development
- Pursuing strategic acquisition, disposition and development opportunities
- Delivering additional income from the taxable REIT subsidiary (TRS)
- Ensuring a strong balance sheet
CONTACT INFORMATION

Headquarters	Investor Relations
Colonial Properties Trust	Jerry Brewer
2101 Sixth Avenue North, Suite 750	Senior Vice President
Birmingham, Alabama 35203	800-645-3917
205-250-8700	704-552-8538 — fax
205-250-8890 — fax

www.colonialprop.com	To receive an Investor Package, please contact:
800-645-3917
704-643-7970
TRANSFER AGENT

Computershare	The Company’s Transfer Agent manages all activities for
P.O. Box 43010	registered shareholders including basic account updates,
Providence, RI 02940-3010	initial share purchases, dividend reinvestments, share
Investor Relations: 800-730-6001	transfers and sales as well as optional cash investments.
www.computershare.com
EQUITY RESEARCH COVERAGE

Bear Stearns	Ross Smotrich / Amy Young	212-272-8046 / 212-272-3523
BMO Capital Markets	Rich Anderson	212-885-4180
Cantor Fitzgerald	Philip Martin	312-469-7485
Citigroup Smith Barney	Jon Litt / Craig Melcher	212-816-0231 / 212-816-1909
Green Street Advisors	Craig Leupold	949-640-8780
Merrill Lynch	Bill Acheson / David Bragg	212-449-1920 / 212-449-8922
Morgan Keegan	Napoleon Overton / Troy Garner	901-579-4865 / 901-531-3397
Standard & Poor’s Research	Raymond Mathis	212-438-9558
Stifel Nicolaus	Rod Petrick	410-454-4131
Wachovia Securities	Steve Swett	212-214-5050
UBS	Alex Goldfarb	212-713-8602
GUIDANCE

	FYE 2007 Range(1)
Fully Diluted Earnings per Share	$8.05	$8.45
Plus: Real Estate Depreciation & Amortization	2.85	2.85
Less: Gain on Sale of Assets	(8.30)	(8.60)

Fully Diluted Funds from Operations per Share	$2.60	$2.70

(1)	Excludes non-recurring charges of $0.30-$0.35 EPS and FFOPS. See our 1st Quarter Earnings Release for additional discussion.

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2007
BALANCE SHEET

	As of	As of
($ in 000s)	3/31/2007	12/31/2006
ASSETS
Real Estate Assets
Operating Properties	$3,799,326	$3,601,883
Undeveloped Land & Construction in Progress	454,875	434,196

Total Real Estate, before Depreciation	4,254,201	4,036,079

Less: Accumulated Depreciation	(446,520)	(420,374)
Real Estate Assets Held for Sale, net	211,876	381,445

Net Real Estate Assets	4,019,557	3,997,150

Cash and Equivalents	18,859	87,647
Restricted Cash	17,374	15,907
Accounts Receivable, net	23,633	26,138
Notes Receivable	28,765	61,269
Prepaid Expenses	14,701	19,519
Deferred Debt and Lease Costs	40,596	42,258
Investment in Unconsolidated Subsidiaries	88,806	92,892
Other Assets	89,487	88,997

Total Assets	$4,341,778	$4,431,777

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$122,624	$185,000
Notes and Mortgages Payable	2,142,110	2,165,884
Mortages Payable Related to Real Estate Assets Held for Sale	47,000	47,022

Total Long-Term Liabilities	2,311,734	2,397,906

Other Liabilities	134,493	150,760

Total Liabilities	2,446,227	2,548,666

MINORITY INTEREST & EQUITY

Limited Partners’ Interest in Consolidated Partnership	7,304	7,406

Preferred Shares and Units, at Liquidation Value
Series B 7 1/4%, Preferred Units	100,000	100,000
Series D 8 1/8%, Preferred Shares	125,000	125,000
Series E 7 5/8%, Preferred Shares	104,760	104,760

Total Preferred Shares and Units, at Liquidation Value	329,760	329,760

Common Equity, including Minority Interest in Operating Partnership	1,558,487	1,545,945

Total Equity, including Minority Interest	1,895,551	1,883,111

Total Liabilities and Equity	$4,341,778	$4,431,777

SHARES & UNITS OUTSTANDING, END OF PERIOD

	As of	As of
(shares and units in 000s)	3/31/2007	12/31/2006
Basic
Shares	46,406	46,145
Operating Partnership Units (OP Units)	10,579	10,579

Total Shares & OP Units	56,985	56,724

Dilutive Common Share Equivalents	602	536

Diluted
Shares	47,008	46,681
Total Shares & OP Units	57,587	57,260

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2007
CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
($ in 000s, except per share data)	3/31/2007	3/31/2006
Revenue
Minimum Rent	$101,412	$95,234	6.5%
Percentage Rent	89	279	-68.1%
Tenant Recoveries	5,224	6,217	-16.0%
Construction Revenues	12,785	12,140	5.3%
Other Property Related Revenue	8,494	6,535	30.0%
Other Non-Property Related Revenue	3,243	4,108	-21.1%

Total Revenue	131,247	124,513	5.4%

Operating Expenses
Operating Expenses:
Property Operating Expenses	27,735	25,019	10.9%
Taxes, Licenses, and Insurance	13,796	12,686	8.7%

Total Property Operating Expenses	41,531	37,705	10.1%

Construction Expenses	12,371	11,370	8.8%
Property Management Expenses	3,490	3,711	-6.0%

General and Administrative Expenses	6,113	5,263	16.2%
Management Fee and Other Expenses	2,943	2,540	15.9%
Depreciation	34,514	34,342	0.5%
Amortization	5,725	6,984	-18.0%

Total Operating Expenses	106,687	101,915	4.7%

Income from Operations	24,560	22,598	8.7%

Other Income (Expense)
Interest Expense & Debt Cost Amortization	(28,664)	(31,182)	-8.1%
Interest Income	2,131	1,530	39.3%
Income (Loss) from Investments	6,814	(572)	1291.3%
Gain (Loss) on Hedging Activities	(7)	2,464	-100.3%
Gain on Sale of Property, net of income taxes of $747 in 2007 and $513 in 2006	1,317	7,330	-82.0%
Other	(294)	(1,424)	-79.4%

Total Other Income (Expense)	(18,703)	(21,854)	-14.4%

Income before Minority Interest & Discontinued Operations	5,857	744	687.2%

Minority Interest
Minority Interest of Limited Partners	144	(154)	193.5%
Minority Interest in CRLP - Preferred	(1,813)	(1,813)	0.0%
Minority Interest in CRLP — Common	57	1,452	-96.1%

Total Minority Interest	(1,612)	(515)	213.0%

Income from Continuing Operations	4,245	229	1753.7%

Discontinued Operations
Income from Discontinued Operations	4,671	6,049	-22.8%
Gain on Disposal of Discontinued Operations, net of income taxes of $1,528 in 2007 and $1,269 in 2006	34,809	9,202	278.3%
Minority Interest in CRLP — Common	(7,336)	(2,775)	164.4%
Minority Interest of Limited Partners	(42)	(945)	-95.6%

Income from Discontinued Operations	32,102	11,531	178.4%

Net Income	36,347	11,760	209.1%

Dividends to Preferred Shareholders	(4,491)	(6,099)	-26.4%

Preferred Share Issuance Costs	—	(159)

Net Income Available to Common Shareholders	$31,856	$5,502	479.0%

Earnings per Share — Basic
Continuing Operations	$(0.01)	$(0.13)	-92.3%
Discontinued Operations	0.70	0.25	180.0%

EPS — Basic	$0.69	$0.12	475.0%

Earnings per Share — Diluted
Continuing Operations	$(0.01)	$(0.13)	-92.3%
Discontinued Operations	0.70	0.25	180.0%

EPS — Diluted	$0.69	$0.12	475.0%

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2007
FIRST QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION

	Three Months Ended
($ in 000s, except per share data)	3/31/2007	3/31/2006
Net Income Available to Common Shareholders	$31,856	$5,502	479.0%
Minority Interest in CRLP (Operating Ptr Unitholders)	7,279	1,322	450.6%
Minority Interest in Gain/(Loss) on Sale of Undepreciated Property	(142)	1,135	-112.5%

Total	38,993	7,959	389.9%

Adjustments — Consolidated Properties
Depreciation — Real Estate	34,400	39,531	-13.0%
Amortization — Real Estate	5,699	7,829	-27.2%
Remove: Gain/(Loss) on Sale of Property, net of Income Tax	(36,126)	(16,532)	118.5%
Include: Gain/(Loss) on Sale of Undepreciated
Property, net of Income Tax and Minority Interest	4,248	2,573	65.1%

Total Adjustments — Consolidated	8,221	33,401	-75.4%

Adjustments — Unconsolidated Properties
Depreciation — Real Estate	3,682	3,431	7.3%
Amortization — Real Estate	1,467	1,207	21.5%
Remove: Gain/(Loss) on Sale of Property	(8,481)	(240)	3433.8%

Total Adjustments — Unconsolidated	(3,332)	4,398	-175.8%

Funds from Operations	$43,882	$45,758	-4.1%

FFO per Share
Basic	$0.78	$0.82	-5.3%
Diluted	$0.78	$0.82	-5.3%
Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.
The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.
FIRST QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED

	Three Months Ended
(shares and units in 000s)	3/31/2007	3/31/2006
Basic
Shares	45,964	44,979	2.2%
Operating Partnership Units (OP Units)	10,579	10,865	-2.6%

Total Shares & OP Units	56,543	55,844	1.3%

Dilutive Common Share Equivalents	—	—

Diluted (1)
Shares	45,964	44,979	2.2%
Total Shares & OP Units	56,543	55,844	1.3%

Notes:

(1)	For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

COLONIAL PROPERTIES TRUST
Segment Data
($ in 000s, except per share data)
QUARTERLY SEGMENT DATA SUMMARY FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006

	Revenue			Expense			Net Operating Income (NOI)
	1Q07	1Q06	Change	1Q07	1Q06	Change	1Q07	1Q06	Change
MULTIFAMILY PORTFOLIO

Same-Property (1)	$60,618	$57,995	4.5%	$23,264	$22,468	3.5%	$37,354	$35,527	5.1%
Non Same-Property	15,871	19,974	-20.5%	8,079	8,795	-8.1%	7,792	11,179	-30.3%

Total Division	76,489	77,969	-1.9%	31,343	31,263	0.3%	45,146	46,706	-3.3%

OFFICE PORTFOLIO

Same-Property (1)	28,726	28,139	2.1%	9,427	9,228	2.2%	19,299	18,911	2.1%
Non Same-Property	9,300	16,283	-42.9%	3,405	5,837	-41.7%	5,895	10,446	-43.6%

Total Division	38,026	44,422	-14.4%	12,832	15,065	-14.8%	25,194	29,357	-14.2%

RETAIL PORTFOLIO

Same-Property (1)	20,992	20,795	0.9%	6,155	5,917	4.0%	14,837	14,878	-0.3%
Non Same-Property	4,309	7,554	-43.0%	1,287	1,827	-29.6%	3,022	5,727	-47.2%

Total Division	25,301	28,349	-10.8%	7,442	7,744	-3.9%	17,859	20,605	-13.3%

TOTAL PORTFOLIO

Same-Property (1)	110,336	106,929	3.2%	38,846	37,613	3.3%	71,490	69,316	3.1%
Non Same-Property	29,480	43,811	-32.7%	12,771	16,459	-22.4%	16,709	27,352	-38.9%

Total	$139,816	$150,740	-7.2%	$51,617	$54,072	-4.5%	$88,199	$96,668	-8.8%

Notes:

(1)	The 2006 same-property data reflects results of the 2007 same-property portfolio, as adjusted for dispositions during year and including straight-line rents.
For the GAAP reconciliation of revenues, expenses and NOI, see page 35.
Revenue is defined as total property revenues, including our prorata share of unconsolidated partnerships and joint ventures. The Company believes Revenue (and other revenue measures aggregating segment data) is useful to investors as a meaningful indicator of property operating performance and current market conditions affecting the Company. Additionally, Revenue is an integral component in calculating Divisional NOI.
Expense is defined as real estate expenses, (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees), including unconsolidated partnerships and joint ventures. The Company believes Expense (and other expense measures aggregating segment data) is useful to investors as a meaningful indicator of property operating expenses. Additionally, Expense is an integral component in calculating Divisional NOI.
Net Operating Income (NOI) is defined as total property revenues, including our prorata share of unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees). The Company believes NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate NOI on a basis different than the Company. In addition, NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.
QUARTERLY DATA FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006

	Revenue		Expense			Net Operating Income (NOI)
	1Q07	1Q06	1Q07	1Q06	1Q07	1Q06
Assets sold	$1,602	$17,507	$1,490	$7,498	$112	$10,009
Assets classified as held for sale	8,927	8,807	3,081	2,966	5,846	5,841
Assets sold, not classified in discontinued operations	—	8,748	—	2,528	—	6,220
For the reconciliation of net operating income to income from discontinued operations, see page 36.
1Q07 NOI BREAKOUT BY DIVISION

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)
CURRENT DEVELOPMENT PIPELINE: DETAIL
Significant Projects Under Construction

								Development Costs
		Units / SF-in 000s			Start	Compl.	Stab.		Thru	YTD	Rem.
	Location	Total	Deliv’d	Leased	Date	Date	Date	Total	2006	2007	2007	After
In Construction in Progress

Multifamily
CG at Double Creek	Austin, TX	300			1Q07	3Q08	1Q09	31.8	4.9	0.8	13.5	12.6
CG at Ayrsley	Charlotte, NC	368			3Q06	2Q08	1Q09	34.9	7.2	1.3	22.3	4.1
CG at Huntersville	Charlotte, NC	250			3Q06	4Q07	2Q08	26.1	5.8	2.4	17.9	—
CG at Shelby Farms II	Memphis, TN	154			1Q07	1Q08	2Q08	13.4	1.4	0.5	11.0	0.5
CG at Sweetwater	Phoenix, AZ	195			3Q07	3Q08	1Q09	23.5	5.4	0.2	5.9	12.0
CG at Ridell Ranch	Austin, TX	376			3Q07	1Q09	4Q09	34.3	3.7	0.2	6.8	23.6
CG at Pecos	Las Vegas, NV	380			3Q07	1Q09	4Q09	51.7	—	12.4	6.0	33.3
CG at Randal Park *	Orlando, FL	600			1Q08	1Q10	4Q10	75.9	7.5	1.6	4.9	61.9
CV at Matthews Commons	Charlotte, NC	216			4Q07	1Q09	4Q09	21.1	—	—	4.3	16.8

								312.7	35.9	19.4	92.6	164.8

Office
Colonial Center Brookwood Village *	Birmingham, AL	169		157	2Q06	2Q07	3Q07	40.3	18.2	4.9	17.2	—
Colonial Center TownPark 400*	Orlando, FL	176			2Q07	2Q08	1Q09	29.7	—	—	16.1	13.6
Metropolitan *	Charlotte, NC	155		27	3Q06	2Q08	4Q09	35.2	5.5	4.7	12.5	12.5

								105.2	23.7	9.6	45.8	26.1

Retail
Colonial Pinnacle Craft Farms I*	Gulf Shores, AL	250	53	139	4Q04	2Q07	4Q07	44.4	26.4	6.5	11.5	—
Colonial Pinnacle Craft Farms II*	Gulf Shores, AL	67			2Q08	2Q09	2Q09	13.5	9.8	0.2	0.6	2.9
Colonial Pinnacle Tutwiler Farm II	Birmingham, AL	85		65	4Q06	1Q08	1Q08	15.1	8.0	0.2	5.1	1.8
Colonial Promenade Fultondale	Birmingham, AL	239		91	2Q06	2Q08	2Q08	24.8	6.6	0.7	14.0	3.5
Colonial Promenade Alabaster II	Birmingham, AL	130		113	1Q06	3Q07	3Q07	21.2	9.6	4.8	6.8	—
Colonial Promenade Tannehill	Birmingham, AL	390			1Q07	3Q08	3Q08	41.0	19.2	(3.9)	9.2	16.5
Metropolitan *	Charlotte, NC	189		33	3Q06	2Q08	4Q09	52.8	7.0	4.2	20.6	21.0

								212.8	86.6	12.7	67.8	45.7

For Sale Projects
Enclave (formerly The Renwick)	Charlotte, NC	85			1Q06	4Q07		30.4	10.8	4.2	15.4	—
Southgate on Fairview	Charlotte, NC	47			2Q06	4Q07		16.5	3.7	5.5	7.3	—
Regatta at James Island	Charleston, SC	212	212		3Q05	1Q07		25.0	23.9	0.7	0.4	—
Cypress Village (townhomes)	Gulf Shores, AL	96	24		1Q06	3Q07		49.1	32.6	9.4	7.1	—
Grander	Gulf Shores, AL	30	20		1Q06	3Q07		19.7	12.7	2.9	4.1	—
Metropolitan *	Charlotte, NC	98			3Q06	3Q08		41.2	4.1	2.6	17.2	17.3

Colonial Traditions at Gulf Shores (lots) *	Gulf Shores, AL	371			3Q06	3Q08		21.0	11.7	2.1	3.1	4.1
Cypress Village (lots)	Gulf Shores, AL	92	92		1Q06	1Q07		11.2	10.5	0.2	0.5	—
Spanish Oaks (lots)	Mobile, AL	200	45		1Q06	3Q07		9.8	3.8	1.3	4.7	—

								223.9	113.8	28.9	59.8	21.4

Total Consolidated Projects, in CIP								$854.6	$260.0	$70.6	$266.0	$258.0

Unconsolidated Projects
Regents Park For-Sale (1)	Atlanta, GA	23			1Q06	4Q07		20.7	9.2	1.7	9.8	—
Colonial Promenade Smyrna * (2)	Nashville, TN	194			1Q07	2Q08	2Q08	17.6	5.9	1.8	7.6	2.3
CG at Canyon Creek (3)	Austin, TX	336	336	169	3Q05	1Q07	4Q07	8.6	7.5	0.3	0.8	—
CG at Traditions * (4)	Gulf Shores, AL	324			4Q06	1Q08	4Q08	14.5	—	2.1	8.6	3.8

								61.4	22.6	5.9	26.8	6.1

Total Significant Projects, in CIP								$916.0	$282.6	$76.5	$292.8	$264.1

Target Development Yield Ranges:
Multifamily: 7.0-8.5%
Office: 8.5-11.0%
Retail: 8.5-11.0%
Reconciliation to Consolidated Construction-in-Progress
Dollars Invested in Significant Projects, in CIP								$330.6
Misc (Infrastructure and Misc Construction)								54.9	* Predevelopment and other.
Land Inventory								86.7	* Raw and improved land.
Less assets transferred to operating assets								(17.3)

Total Consolidated Construction In Progress								$454.9

*	These projects are part of a mixed-use development.

Notes:

(1)	Development costs represent 40% of total development costs, as the Company is a 40% partner in this project.

(2)	Development costs represent 50% of total development costs, as the Company is a 50% partner in this project.

(3)	Development costs represent 25% of total development costs, as the Company is a 25% partner in this project.

(4)	Development costs represent 35% of total development costs, as the Company is a 35% partner in this project.

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)
SIGNIFICANT PROPERTY ACQUISITIONS

				Purch	1st Yr	Cap
	Location	Date	Units/SF	Price	Invest	Rate	Remarks
2007			(SF-000s)	($ mm)	(1)	(2)
Multifamily
CG at Old Town Scottsdale North	Phoenix, AZ	Jan-07	208	$33.8	$34.3	5.4%
CG at Old Town Scottsdale South	Phoenix, AZ	Jan-07	264	42.2	42.8	5.4%
Fairmont at Fossil Creek	Fort Worth, TX	Feb-07	240	3.2	3.2	5.9%	15% ownership interest
Auberry at Twin Creeks	Dallas, TX	Feb-07	216	3.1	3.3	6.0%	15% ownership interest
CG at Inverness Commons	Phoenix, AZ	Mar-07	300	41.3	41.9	5.3%

Total				$123.6	$125.5

SIGNIFICANT PROPERTY DISPOSITIONS

				Sales	Cap
	Location	Date	Units/SF	Price	Invest		Rate	Remarks
2007			(SF-000s)	($ mm)	(3)
Multifamily
Beacon Hill	Charlotte, NC	Jan-07	349	$15.9	6.3	%(4)
Clarion Crossing	Raleigh, NC	Jan-07	260	15.9	6.3	%(4)
CG at Enclave	Atlanta, GA	Jan-07	200	16.9	6.3	%(4)
CV at Poplar Place	Atlanta, GA	Jan-07	324	19.6	6.3	%(4)
CV at Regency Place	Raleigh, NC	Jan-07	180	10.3	6.3	%(4)
CV at Spring Lake	Atlanta, GA	Jan-07	188	11.5	6.3	%(4)
CV at Timothy Woods	Atlanta, GA	Jan-07	204	13.2	6.3	%(4)
CG at Promenade	Montgomery, AL	Feb-07	384	38.0	6.7%
CG at Bayshore	Sarasota, FL	Feb-07	376	15.0	3.7%		25% ownership interest

Total — Multifamily				$156.3

Office
DRA/Colonial Office JV (1 property)	Tampa, Florida	Feb-07	675.5	14.0	6.9	%(5)	15% ownership interest

Retail
Rivermont Shopping Center	Chattanooga, TN	Feb-07	73.5	4.2	7.3%
CS Yadkinville	Yadkinville, NC	Mar-07	90.9	8.3	8.5%

Total — Retail				$12.5

	Total			$182.8

Notes:

(1)	First year investment includes the first year capital expenditures and closing costs which are included for purposes of underwriting the acquisition.

(2)	Projected GAAP property NOI divided by the projected first year investment price.

(3)	Represents market cap rate which includes industry standard management fees and capital reserves.

(4)	These properties were part of a single transaction and had a weighted average cap rate of 6.3%.

(5)	The DRA/Colonial Office JV property sold was St. Petersburg Center in Tampa, Florida.

COLONIAL PROPERTIES TRUST
Taxable REIT Subsidiary Activities
($ in MMs)
CONDOMINIUM CONVERSION AND FOR-SALE RESIDENTIAL SALES
For the three months ended March 31, 2007, continuing operations and discontinued operations include gains on condominium conversion and for-sale residential sales (before minority interest and income taxes) of $2.1 million and $4.3 million, respectively. For the three months ended March 31, 2006, continuing operations and discontinued operations include gains on condominium conversion and for-sale residential sales (before minority interest and income taxes) of $1.5 million and $4.0 million, respectively. A summary of revenues and costs of condominium activities for the three months ended March 31, 2007 and 2006 was as follows:

	1Q07	1Q06
Condominium conversion revenues, net	$34,079	$29,604
Condominium conversion costs	(30,077)	(24,114)

Gains on condominium conversion sales, before minority interest and income taxes	4,002	5,490

For-sale residential revenues, net	9,259	—
For-sale residential costs	(7,017)	—

Gains on for-sale residential sales, before minority interest and income taxes	2,242	—

Minority interest	142	(1,135)
Provision for income taxes	(2,275)	(1,782)

Gains on condominium conversion and for-sale residential sales, net of minority interest and income taxes (1)	$4,111	$2,573

($ in 000s)	1Q07	1Q06
Condominium Conversion Projects Status
Units Closed in prior periods	935	328
Units Closed in current period	179	128
Contracted (2)	99	306
Available Units	237	438

Total Units	1,450	1,200

For-Sale Residential Projects Status
Units Closed in prior periods	54	—
Units Closed in current period	46	—
Contracted (2)	232	—
Available Units / Lots	1,410	—

Total Units	1,742	-

FFO from Gain on Sale (1)(3)	$4,111	$2,573

Notes:

(1) The Company recognizes incremental gains on condominium sales in FFO, net of provision for income taxes, to the extent that net sales proceeds, less costs of sales, from the sale of condominium units exceeds the greater of their fair value or net book value as of the date the property is acquired by the Company’s taxable REIT subsidiary.

(2) Units under contract are stated as of the end of the quarter. There can be no assurance that condominium units under contract will close.

(3) FFO from gains has been reduced by the impact of taxes and minority interest allocations.

Condominium Conversions

			Average		Units	Under	Remaining
Project (2)	Location	Units	Price	Projected Sell Out	Closed	Contract (1)	Units

Azur at Metrowest	Orlando, FL	311	160,000	4Q 2007	258	53	—
Capri at Hunter’s Creek	Orlando, FL	250	190,000	2Q 2007	190	31	29
Portofino at Jensen Beach (3)	Jensen Beach, FL	384	220,000	4Q 2007	261	5	118
Murano at Delray Beach (3)	Delray Beach, FL	275	265,000	4Q 2007	175	10	90

		1,220			884	99	237

Residential For-Sale Development

			Average		Units	Under	Remaining
Project (2)	Location	Units	Price	Projected Sell Out	Closed	Contract (1)	Units / Lots

Regatta at James Island	Charleston, SC	212	$181,000	1Q 2008	73	28	111
Grander	Gulf Shores, AL	30	700,000	Sold Out	8	22	—
Cypress Villiage (townhomes)	Gulf Shores, AL	96	450,000	1Q 2008	—	76	20
Cypress Villiage (lots)	Gulf Shores, AL	92	200,000	1Q 2008	5	—	87
Spanish Oaks (lots)	Mobile, AL	200	55,000	4Q 2011	14	28	158
Southgate on Fairview	Charlotte, NC	47	400,000	4Q 2007	—	10	37
Enclave (formerly The Renwick)	Charlotte, NC	85	435,000	2Q 2008	—	—	85
Colonial Traditions at Gulf Shores (lots)	Gulf Shores, AL	371	68,000	4Q 2008	—	—	371
Metropolitan Midtown	Charlotte, NC	101	475,000	2Q 2008	—	68	33

		1,234			100	232	902

Notes:

(1) Units under contract are stated as of the end of the quarter. There can be no assurance that condominium units under contract will close.

(2) In addition to the above projects, the Company has an investment in Regents Park, a for-sale residential development property that will consist of 23 townhomes. As of March 31, 2007, there were 9 townhomes under contract. The average price per townhome is expected to be approximately $2.0 million. See Unconsolidated Partnerships Summary on page 12.

(3) It is the Company’s intention to lease all remaining unsold units at this property.
The Company’s expansion into the condominium and for-sale residential markets exposes the Company to new risks and challenges, which if they materialize, could have an adverse impact on the Company’s business, results of operations and financial condition. There can be no assurances of the amount, margin or velocity of future condominium and for-sale residential sales and closings.

COLONIAL PROPERTIES TRUST
Unconsolidated Joint Ventures
($ in 000s)
Company’s Pro-rata Share of Joint Venture Operations

	Three Months Ended
	March 31,
	2007	2006
OPERATING DATA (1)

Property Revenues
Rental revenues	$13,411	$15,069
Other property revenues	690	1,117

Total property revenues	14,101	16,186

Property Expenses
Property operating and maintenance	3,618	4,285
Taxes, license and insurance	1,853	1,834

Total property expenses	5,471	6,119

Net Operating Income (NOI)	8,630	10,067

Other Income (Expenses)
Interest, net	(5,380)	(5,827)
Depreciation and amortization (2)	(5,751)	(4,433)
Other	18	(380)

Total other expenses	(11,113)	(10,640)

Gain on sale of properties, net	9,297	1

Equity in income (loss) of joint ventures	$6,814	$(572)

	As of
	3/31/2007	12/31/2006
BALANCE SHEET DATA (3)

Real estate assets, net	$2,423,999	$2,509,516
Cash and other assets, net	257,537	274,413

Total assets	2,681,536	2,783,929

Notes payable	2,026,501	2,107,048
Notes payable to Colonial	17,058	15,390
Other liabilities	44,234	48,926

Total liabilities	2,087,792	2,171,364

Member’s equity	593,744	612,565

Total liabilities and member’s equity	$2,681,536	$2,783,929

Colonial’s equity investment (4)	$88,806	$92,892
Colonial’s pro-rata share of debt	$342,713	$367,210

(1)	Operating data represents Colonial’s pro-rata share of revenues and expenses.

(2)	Includes amortization of excess basis differences for certain joint ventures.

(3)	Balance sheet data reported at 100%.

(4)	Includes distributions in excess of investment balance for certain joint ventures.

COLONIAL PROPERTIES TRUST
Additional Corporate Data
($ in 000s)
UNCONSOLIDATED JOINT VENTURE SUMMARY

				Units /	CLP
Property	Location		Property Type	SF-000s	% Own	Sec’d Debt	Equity Invest
CMS Joint Venture I
Colonial Grand at Mountain Brook	Birmingham	AL	Multifamily	392	15%	$2,955	$478

CMS Joint Venture II - 2 Properties
Colonial Village at Inverness Lakes	Mobile	AL	Multifamily	186	5%
Colonial Village at Rocky Ridge	Birmingham	AL	Multifamily	226	15%

				412		2,311	(250)
CMS Joint Venture III - 2 Properties
Colonial Grand at Bayshore (1)	Sarasota	FL	Multifamily	376	25%
Colonial Village at Palma Sola	Sarasota	FL	Multifamily	340	25%

				716		5,825	66

CMS Joint Venture IV - 2 Properties
Colonial Village at Hendersonville	Nashville	TN	Multifamily	364	25%
Colonial Grand at Brentwood	Nashville	TN	Multifamily	254	25%

				618		8,377	1,228

DRA
Colony Woods	Birmingham	AL	Multifamily	414	10%
Meadows of Brook Highland	Birmingham	AL	Multifamily	400	10%
Madison at Shoal Run	Birmingham	AL	Multifamily	276	10%

				1,090		4,135	2,303
DRA The Grove at Riverchase	Birmingham	AL	Multifamily	345	20%	3,850	1,529
Cunningham	Austin	TX	Multifamily	280	20%	2,800	1,029

				625		6,650	2,558

Other
DRA — Southwest (2)				—	23%	—	290
Colonial Grand at Research Park	Raleigh	NC	Multifamily	370	20%	4,707	1,234
Colonial Grand at Huntcliff	Atlanta	GA	Multifamily	358	20%	5,200	2,305
Colonial Grand at Canyon Creek (Development)	Austin	TX	Multifamily	336	25%	5,790	1,452
Regents Park (Development)	Atlanta	GA	Multifamily	23	40%	—	6,281
Colonial Village at Matthews	Charlotte	NC	Multifamily	270	25%	3,675	1,033
Colonial Grand at Traditions	Gulf Shores	AL	Multifamily	324	35%	—	3,006
Merritt at Godley Station	Savannah	GA	Multifamily	220	35%	6,648	3,091
Belterra	Fort Worth	TX	Multifamily	288	10%	2,000	891
Arbors at Windsor Lake	Columbia	SC	Multifamily	228	10%	892	605
Stone Ridge	Columbia	SC	Multifamily	191	10%	500	481
Park Crossing	Fairfield	CA	Multifamily	200	10%	2,588	930
Fairmont at Fossil Creek	Fort Worth	TX	Multifamily	240	15%	2,573	717
Auberry at Twin Creeks	Allen	TX	Multifamily	216	15%	2,550	869

				3,264		37,123	23,185

Total Multifamily (3)				7,117		67,376	29,568

Land Title Building	Birmingham	AL	Office	32	33%	403	52
Colonial Center Mansell JV	Atlanta	GA	Office	688	15%	13,903	2,115
DRA/Colonial Office JV (4)			Office	9,675	15%	162,282	36,125

Total Office				10,395		176,588	38,292

COLONIAL PROPERTIES TRUST
Additional Corporate Data
($ in 000s)
UNCONSOLIDATED JOINT VENTURE SUMMARY — CONTINUED

				Units /	CLP
Property	Location		Property Type	SF-000s	% Own	Sec’d Debt	Equity Invest
GPT
Colonial Mall Bel Air	Mobile	AL	Retail	1,334	10%
Colonial Mall Glynn Place	Brunswick	GA	Retail	504	10%
Colonial Mall Greenville	Greenville	NC	Retail	451	10%
Colonial Mall Myrtle Beach	Mrytle Beach	SC	Retail	524	10%
Colonial Mall Valdosta	Valdosta	GA	Retail	536	10%
Colonial University Village	Auburn	AL	Retail	527	10%

				3,876		32,311	(3,804	)(5)

Other
Parkway Place	Huntsville	AL	Retail	636	45%	26,391	10,805
Colonial Promenade Madison	Huntsville	AL	Retail	111	25%	—	2,286
Colonial Promenade Hoover	Birmingham	AL	Retail	381	10%	1,683	73
Colonial Promenade Smyrna (Development)	Smyrna	TN	Retail	—	50%	5,864	2,106
Pinnacle at Turkey Creek	Knoxville	TN	Retail	477	50%	32,500	8,283

				1,604		66,438	23,553

Total Retail				5,480		98,749	19,749

Other Unconsolidated Investments						—	1,197

Total Investments in Unconsolidated Subsidiaries						$342,713	$88,806

(1)	Colonial sold it’s interest in Colonial Grand at Bayshore during February 2007.

(2)	The DRA-Southwest JV, comprised of fifteen multifamily properties totaling 3,957 units, sold the properties held in the joint venture on December 21, 2006.

(3)	Colonial sold it’s interest in Deerwood during March 2007.

(4)	As of March 31, 2007, this joint venture included 19 properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Rockville, Maryland; Charlotte, North Carolina; Memphis, Tennessee; and Houston, Texas.

(5)	Amount includes the value of Colonial’s investment in the Joint Venture of approximately $6.4 million, offset by the excess basis difference of approximately $10.2 million, which will be amortized over the weighted average life of the investment.

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
SUPPLEMENTAL DATA

	1Q06	2Q06	3Q06	4Q06	FYE ’06	1Q07	2Q07	3Q07	4Q07	YTD ’ 07
Consolidated
FFO Gains (net of income taxes & minority interest):
Condo Conversions	$2,573	$5,285	$4,192	$2,780	$14,830	$2,668				$2,668
For-Sale Residential	—	—	—	1,622	1,622	1,443				1,443
Merchant-Build	—	—	—	20,479	20,479	—				—
Land / Outparcel Sales	—	1,767	1,556	4,248	7,571	137				137

Totals	2,573	7,052	5,748	29,129	44,502	4,248				4,248

Straight Line Rents	2,039	1,651	1,057	1,977	6,724	1,567				1,567
Percentage Rents	414	322	460	827	2,023	248				248
Lease Terminations	30	1,051	372	1,556	3,009	12				12
Interest Expense	32,407	31,341	31,937	32,092	127,777	27,904				27,904
Interest Income	1,539	2,412	1,932	1,904	7,787	2,133				2,133
Capitalized Interest	2,894	3,796	4,714	5,659	17,063	6,245				6,245
Debt — Principal Amortization	1,644	1,467	1,456	1,483	6,050	1,588				1,588
Preferred Dividend Payments	7,911	7,518	6,363	6,361	28,153	6,304				6,304
Preferred Share Issuance Costs	159	1,924	45	—	2,128	—				—
Amort of Deferred Finan’g Costs	1,529	1,422	1,430	2,204	6,585	1,657				1,657
Amort of Stock Compensation	509	1,220	1,390	1,443	4,562	1,445				1,445

Unconsolidated *(1)
Straight Line Rents	1,073	979	622	490	3,164	365				365
Interest Expense	5,631	5,965	6,318	6,103	24,017	5,240				5,240
Debt — Principal Reductions	180	154	129	166	629	140				140
Amort of Deferred Finan’g Costs	237	249	144	430	1,060	169				169
Notes:

(1) The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.
INVESTMENT ACTIVITY

	1Q06	2Q06	3Q06	4Q06	FYE ’06	1Q07	2Q07	3Q07	4Q07	YTD ’ 07
Acquisition of Properties
Multifamily	$5,355	$141,920	$160,020	$46,700	$353,995	$123,591				$123,591
Office	8,300	—	—	—	8,300	—				—
Retail	—	—	—	—	—	—				—
For Sale / Projects	—	—	—	—	—	—				—

Acquisitions	13,655	141,920	160,020	46,700	362,295	123,591				123,591
Other Assets & Debt Assumed	—	—	—	—	—	—				—
Less: Unconsolidated Assets	(5,355)	—	(2,700)	(3,350)	(11,405)	(6,293)				(6,293)

Acq, net — Consolidated Assets	8,300	141,920	157,320	43,350	350,890	117,298				117,298

Development Expenditures
Multifamily	20,488	28,455	15,290	27,523	91,756	16,457				16,457
Office	4,849	6,259	16,121	18,089	45,318	11,817				11,817
Retail	9,661	40,272	18,049	59,751	127,733	21,254				21,254
Other (mixed-use, infrastruct)	37,071	44,800	31,017	31,169	144,057	41,673				41,673

Total, incl subs	72,069	119,786	80,477	136,532	408,864	91,201				91,201
Less: Infrastructure Reimbursement from City/Cty	—	(238)	(327)	(8,043)	(8,608)	(6,788)				(6,788)
Less: Unconsolidated /Other (1)	(6,770)	(10,161)	(3,321)	(10,582)	(30,834)	(6,883)				(6,883)

Development, Consol. Assets	$65,299	$109,387	$76,829	$117,907	$369,422	$77,530				$77,530

(1) Includes items reclassified to other cash flow investing activites.

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	$166,858	$18,247	$—	$285,530	$470,635	$156,386				$156,386
Office	—	151,797	86,008	39,208	277,013	14,061				14,061
Retail	114,574	—	—	97,334	211,908	12,503				12,503
For Sale / Projects	29,604	45,290	26,475	28,875	130,244	42,410				42,410
Land and other	—	9,962	3,442	13,076	26,480	1,358				1,358

Total, incl subs	311,036	225,296	115,925	464,023	1,116,280	226,718				226,718
Selling Costs	(4,633)	(5,787)	(4,204)	(7,396)	(22,020)	(11,566)				(11,566)
Outparcels/Land	—	(9,962)	(3,442)	(13,076)	(26,480)	(1,358)				(1,358)
Less: Unconsolidated — net	(1,869)	(11,233)	(23,626)	(118,223)	(154,951)	(29,061)				(29,061)

Sales, Net — Consolidated Assets	$304,534	$198,314	$84,653	$325,328	$912,829	$184,733				$184,733

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to make financing and capital decisions.

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)
QUARTERLY DEBT SUMMARY

	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat ’ y	Debt *(1)%		Avg Int	Wtd Mat ’ y
Unsecured/Secured
Unsecured Line of Credit	$122,624	5%	6.1%	1.0	$122,624	5%	6.1%	1.0
Unsecured Other	1,714,897	74%	5.9%	5.9	1,714,897	65%	5.9%	5.9
Secured	474,213	20%	6.9%	4.3	816,926	31%	6.5%	4.5

Total Debt	$2,311,734	100%	6.1%	5.4	$2,654,447	100%	6.1%	5.3

Fixed/Floating
Fixed Rate Debt	$2,275,361	98%	6.1%	5.2	$2,549,403	96%	5.9%	5.3
Floating Rate Debt — Capped	10,275	0%	5.8%	3.2	36,451	1%	13.0%	1.7
Floating Rate Debt	26,098	1%	12.7%	15.2	68,593	3%	9.9%	6.7

Total Debt	$2,311,734	100%	6.1%	5.4	$2,654,447	100%	6.1%	5.3

Tax-Exempt Debt	$9,900	0%	4.3%	17.7	$10,800	2%	4.3%	18.0
PRINCIPAL DEBT AMORTIZATION SCHEDULE
($ in MMs)

Weighted Average Interest
Rate on Maturing Debt
(excluding line of credit)
2007	7.07%
2008	6.35%
2009	7.24%
2010	5.43%
2011	6.37%
2012	6.78%
2013	6.07%
2014	6.17%
Thereafter	5.74%

Total	6.12%

LINE OF CREDIT

	12/31/06	03/31/07	Interest Rate	Due
Floating	$—	$22,624	6.12%	03/22/08
Competitive Bid Option — Floating	85,000	—	—	03/22/08
Term loan	100,000	100,000	5.47%	03/22/08

Total Outstanding on LOC	$185,000	$122,624	5.59%

Notes:
•	The $600MM LOC has a $250MM Competitive Bid Option.

•	22 Banks participate in the LOC, co-led by Wachovia and Bank of America.

•	The Facility is priced based on the Company’s Senior Unsecured Debt Rating.

•	At BBB-/Baa3: the interest rate is LIBOR + 80 bps, and the facility fee is 20 bps.

•	In addition to the $600MM LOC, Wachovia has provided a $40MM Cash Management Line.

•	3-Year facility through March 2008; with one 1-year extension

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)
PUBLIC RATINGS

Rating
			Senior Unsecured	Preferred
Fitch Ratings	Peter Siciliano	212-908-0646	BBB-	BB+
Moody’s Investor Services	Karen Nickerson	212-553-4924	Baa3	Ba1
Standard & Poor’s	Lisa Wright	212-438-3121	BBB-	BB+
COVERAGE RATIOS

	1Q06	YTD ’06	1Q07	YTD ’07
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges *(1)	0.8	0.8	0.8	0.8
Earnings to Fixed Charges & Preferred Share Distributions *(1)	0.7	0.7	0.7	0.7

Supplemental Coverage Ratios
Interest Coverage *(2)	2.6	2.6	2.6	2.6
Fixed Charge Coverage *(3)	2.0	2.0	2.1	2.1
Fixed Charge w/ Cap Int *(4)	1.9	1.9	1.8	1.8
See page 37 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.
Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

Notes:

(1)	The deficiency of the ratio of earnings to fixed charges for the periods presented above is primarily due to the classification of operations for assets held for sale and sold as discontinued operations.

(2)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, Management uses this ratio to make balance sheet management decisions.

(4)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
FINANCIAL DEBT COVENANTS

	1Q06		2Q06		3Q06		4Q06		1Q07		2Q07	3Q07	4Q07
Consolidated Debt to Total Assets cannot exceed 60%	53.1%		55.1%		55.9%		53.9%		52.0%
Secured Debt to Total Assets cannot exceed 40%	19.8%		18.9%		18.1%		16.6%		15.8%
Total Unencumbered Assets to Unsecured Debt must be at least 150%	187.9%		179.0%		176.2%		187.3%		192.3%
Consolidated Income Available for Debt Service Charges must be at least 1.50/1	2.2	x	2.4	x	2.3	x	2.6	x	2.7	x

TOTAL MARKET CAPITALIZATION
Consolidated Debt	$2,299,927		$2,429,424		$2,545,097		$2,397,906		$2,311,734
Unconsolidated Debt	399,366		396,695		416,048		367,210		342,714

Total Debt	2,699,293		2,826,119		2,961,145		2,765,116		2,654,447
Preferred Stock
7.25% Series B (Units)	100,000		100,000		100,000		100,000		100,000
9.25% Series C	50,000		—		—		—		—
8.125% Series D	125,000		125,000		125,000		125,000		125,000
7.62% Series E	105,503		104,761		104,761		104,761		104,761

Total Preferred Stock	380,503		329,761		329,761		329,761		329,761
Series B was repriced in 1Q04 from 8.875%
Market Equity (Shares & Units)	2,807,330		2,790,823		2,706,524		2,659,221		2,602,505

Total Market Capitalization	$5,887,126		$5,946,703		$5,997,430		$5,754,098		$5,586,713

Debt / Total Market Cap’n	46%		48%		49%		48%		48%

TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR	TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily
MULTIFAMILY DIVISIONAL NOI (1)

($ in 000s)	1Q06	2Q06	3Q06	4Q06	FYE ’06	1Q07	2Q07	3Q07	4Q07	YTD ’07
Same-Property Portfolio (2)
Divisional Revenues	$57,995	$59,467	$59,458	$60,565	$237,485	$60,618				$60,618
Divisional Expenses	22,468	22,574	23,898	22,693	91,633	23,264				23,264

Divisional NOI	$35,527	$36,893	$35,560	$37,872	$145,852	$37,354				$37,354

Divisional NOI Margin	61.3%	62.0%	59.8%	62.5%	61.4%	61.6%				61.6%

NOI Growth (3)	7.9%	4.7%	1.9%	5.5%	5.0%	5.1%				5.1%
NOI Growth — Sequential	-1.8%	3.8%	-3.6%	6.5%		-1.4%

Total Division Portfolio
Divisional Revenues	$77,969	$77,430	$81,089	$84,031	$320,519	$76,489				$76,489
Divisional Expenses	31,263	30,816	34,109	33,493	129,681	31,343				31,343

Divisional NOI	$46,706	$46,614	$46,980	$50,538	$190,838	$45,146				$45,146

Divisional NOI Margin	59.9%	60.2%	57.9%	60.1%	59.5%	59.0%				59.0%
NOI Growth	102.6%	-2.7%	-0.9%	3.9%	14.3%	-3.3%				-3.3%

Notes:

(1)	For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

(2)	The 2006 same-property data reflects results of the 2007 same-property portfolio, as adjusted for dispositions during year.

(3)	NOI same-property growth does not include operations from unconsolidated assets.
SUMMARY BY MARKET (1)

		Total Multifamily Division			Same-Property
							Increase/(Decrease) from Prior Year Period
		# of	% of	% of	# of Wtd	% of	Current Quarter			Year-to-Date
		Units	Units	NOI	Units	Units	Rev	Exp	NOI	Rev	Exp	NOI
Atlanta	GA	3,353	10.5%	12.1%	1,857	7.2%	4.0%	9.8%	0.8%	4.0%	9.8%	0.8%
Austin	TX	1,966	6.2%	5.2%	1,232	4.8%	7.9%	3.7%	12.1%	7.9%	3.7%	12.1%
Birmingham	AL	1,533	4.8%	4.1%	1,262	4.9%	-0.9%	14.5%	-9.6%	-0.9%	14.5%	-9.6%
Charleston	SC	1,578	4.9%	5.2%	1,314	5.1%	7.4%	-3.6%	14.7%	7.4%	-3.6%	14.7%
Charlotte	NC	3,744	11.7%	10.7%	3,180	12.3%	7.5%	5.8%	8.6%	7.5%	5.8%	8.6%
Dallas	TX	2,726	8.5%	7.0%	2,284	8.9%	3.3%	-5.1%	11.4%	3.3%	-5.1%	11.4%
Fort Worth	TX	2,635	8.2%	6.7%	1,684	6.5%	4.0%	3.3%	4.7%	4.0%	3.3%	4.7%
Orlando	FL	2,252	7.1%	9.9%	2,252	8.7%	3.8%	11.4%	0.1%	3.8%	11.4%	0.1%
Phoenix	AZ	952	3.0%	2.4%	—	—	—	—	—	—	—	—
Raleigh	NC	2,052	6.4%	6.1%	1,978	7.7%	6.9%	5.1%	8.0%	6.9%	5.1%	8.0%
Richmond	VA	1,696	5.3%	5.6%	1,696	6.6%	3.1%	-0.9%	5.5%	3.1%	-0.9%	5.5%
Savannah	GA	946	3.0%	3.4%	837	3.2%	8.7%	-2.7%	16.0%	8.7%	-2.7%	16.0%
Other		6,509	20.4%	21.7%	6,207	24.1%	3.3%	2.1%	4.0%	3.3%	2.1%	4.0%

Total		31,942	100.0%	100.0%	25,783	100.0%	4.5%	3.5%	5.1%	4.5%	3.5%	5.1%

Notes:

(1)	For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily
OPERATIONAL STATISTICS

	1Q06	2Q06	3Q06	4Q06	FYE ’06	1Q07	2Q07	3Q07	4Q07	YTD ’07
End of Month Scheduled Base Rent per Unit Per Month (See Reconciliation Below)
Same-Property *(1)	$837	$842	$843	$846		$849
change	1.1%	2.2%	2.1%	2.1%		1.5%

End of Month Scheduled Base Rent per SF per Month
Same-Property *(1)	$0.87	$0.88	$0.88	$0.88		$0.89
change	1.1%	2.2%	2.1%	2.1%		1.5%
Total Division *(2)	$0.85	$0.86	$0.89	$0.88		$0.90
change	9.6%	2.5%	4.7%	3.4%		3.6%
Tot Div-Consol Assets Only *(2)	$0.85	$0.85	$0.89	$0.88		$0.90
change	10.0%	2.9%	7.2%	4.8%		3.7%
See page 38 for a reconciliation of Scheduled Base Rent per Unit Per Month.
The Company believes Scheduled Base Rent is useful to investors as a measure of indicated monthly market rents and the maximum potential revenue per unit that is currently achievable. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2006 same-property data reflects results of the 2007 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

	1Q06	2Q06	3Q06	4Q06	FYE ’06	1Q07	2Q07	3Q07	4Q07	YTD ’07
Apartment Homes

Units — Consolidated Assets	30,877	31,786	33,309	31,805	31,944	30,909				30,909

Unconsolidated Assets (at %)	1,977	1,937	1,966	1,073	1,738	1,033				1,033

Units in Lease-Up	1,470	512	678	422	771	20				20
1st Yr Acquisition Units — Consolidated	1,925	3,235	3,987	3,676	3,206	4,448				4,448

Capital Expenditures ($ in 000s) (1)
Regular Maintenance	$1,819	$5,948	$5,602	$9,990	$23,359	$3,883				$3,883
Revenue-Enhancing	115	128	1,047	223	1,513	225				225
Admin — Division	348	135	146	72	701	456				456

Total w/o Acquisition-Related	2,282	6,211	6,795	10,285	25,573	4,564				4,564
Acquisition-Related (2)(4)	70	18	215	510	813	(45)				(45)

Total	2,352	6,229	7,010	10,795	26,386	4,519				4,519
Less: Unconsolidated Assets	(250)	(311)	(390)	(408)	(1,359)	(178)				(178)

Total — Consolidated Assets	$2,102	$5,918	$6,620	$10,387	$25,027	$4,341				$4,341

Capital Expenditures per Unit (3)
Regular Maintenance	$62	$198	$179	$343	$766	$141				$141
Revenue-Enhancing	4	4	33	8	50	8				8

Total w/o Acquisition-Related	66	203	213	350	816	149				149

Total — Consolidated Assets	$61	$206	$213	$349	$818	$149				$149

Notes:

(1)	See page 39 for a reconciliation to the consolidated cash flow information.

(2)	Capital spent on recently acquired properties. First year capital has been included in the total investment for purposes of underwriting the acquisition.

(3)	Per unit data does not include units in lease-up, development properties or 1st year acquisition units.

(4)	All Cornerstone related capital expenditures are included in acquisition-related capital expenditures.

COLONIAL PROPERTIES TRUST
Portfolio Occupancy Summary — Multifamily

		Total
Property	# of Locations	Units	SF (000s)	1Q06	2Q06	3Q06	4Q06	1Q07
	Occupancies Weighted for CLP % Owned
Consolidated	103	30,909	29,756.5	95.9%	95.4%	95.6%	95.5%	96.0%
Unconsolidated	19	5,788	5,813.9	96.0%	96.1%	94.5%	94.9%	95.3%

Subtotal — Current Portfolio	122	36,697	35,570.4	95.9%	95.4%	95.5%	95.5%	96.0%

Managed	12	3,465	3,206.9
Total Owned/Managed	134	40,162	38,777.4	94.9%	96.0%	96.2%	95.6%	96.0%

Sold	54	15,181	15,363.7	96.2%	96.0%	96.3%	93.8%

Occy Incl. Sold Assets	188	55,343	54,141.1	96.2%	96.0%	96.2%	95.5%	96.0%

By Property Type (Consolidated & Unconsolidated Assets)

Colonial Grands	51	16,106	17,013.4	95.7%	94.8%	94.5%	95.3%	95.6%
Colonial Villages	45	12,691	11,486.7	96.4%	96.4%	96.8%	96.2%	96.4%
Other	26	7,900	7,070.4	95.1%	94.5%	95.1%	94.6%	96.0%

Total Division**	122	36,697	35,570.4	95.9%	95.4%	95.5%	95.5%	96.0%

Same-Property Occupancy

Same-Property Portfolio *	88	25,783	24,706.1	96.2%	96.1%	96.3%	95.6%	96.3%

Economic Occupancy

Same-Property Portfolio *	88	25,783	24,706.1	82.8%	82.8%	83.8%	84.8%	83.8%
Consolidated Assets	103	30,909	29,756.5
Unconsolidated Assets	19	5,788	5,813.9
Total Division	122	36,697	35,570.4	80.5%	80.1%	80.6%	80.0%	81.5%

*	Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

**	Lease-up or development proerties are not included in occupancies for Subtotals or Summary Categories.
See page 40 for a complete listing of multifamily properties.

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	Units	Occy	#	Units	Occy	#	Units	Occy	#	Units	#	Units
Birmingham	AL	3	1,262	96.8%	6	2,053	95.8%	9	3,315	96.1%	1	200	10	3,515
Huntsville	AL	2	836	94.1%				2	836	94.1%			2	836
Mobile	AL	2	401	98.0%				2	401	98.0%			2	401

ALABAMA		7	2,499	96.1%	6	2,053	95.8%	13	4,552	95.9%	1	200	14	4,752

Phoenix	AZ	4	952	87.9%				4	952	87.9%	4	1,149	8	2,101

ARIZONA		4	952	87.9%				4	952	98.9%	4	1,149	8	2,101

Daytona Beach	FL										1	378	1	378
Orlando	FL	6	2,252	97.3%				6	2,252	95.9%	1	328	7	2,580
Sarasota	FL	1	288	99.7%	1	340	95.6%	2	628	97.5%			2	628
Tampa	FL	1	318	95.9%				1	318	95.9%			1	318

FLORIDA		8	2,858	97.4%	1	340	95.6%	9	3,198	97.2%	1	328	10	3,526

Atlanta	GA	10	3,281	96.7%	1	358	97.8%	11	3,639	96.8%	1	300	12	3,939
Savannah	GA	4	837	97.3%	1	312	95.8%	5	1,149	96.9%			5	1,149

GEORGIA		14	4,118	96.6%	2	670	96.6%	16	4,788	96.6%	1	300	17	5,088

Baton Rouge	LA										1	352	1	352

LOUISIANA											1	352	1	352

Jackson	MS	2	498	95.6%				2	498	95.6%			2	498

MISSISSIPPI		2	498	95.6%				2	498	95.6%			2	498

Ashville	NC	1	166	99.4%				1	166	99.4%			1	166
Charlotte	NC	13	3,676	94.8%	1	270	93.0%	14	3,946	94.7%			14	3,946
Greensboro	NC	3	932	97.1%				3	932	97.1%			3	932
Raleigh	NC	7	1,978	94.6%	1	370	93.8%	8	2,348	94.5%			8	2,348
Wilmington	NC	1	390	95.9%				1	390	95.9%			1	390

NORTH CAROLINA		25	7,142	95.2%	2	640	93.4%	27	7,782	95.1%			27	7,782

Las Vegas	NV										3	758	3	758

NEVADA											3	758	3	758

Charleston	SC	6	1,578	95.9%				6	1,578	95.9%			6	1,578
Columbia	SC				2	419	91.6%	2	419	91.6%			2	419
Myrtle Beach	SC	1	288	95.5%				1	288	95.5%			1	288

SOUTH CAROLINA		7	1,866	95.8%	2	419	91.6%	9	2,285	95.1%			9	2,285

Memphis	TN	1	296	95.6%				1	296	95.6%			1	296
Nashville	TN	1	349	96.8%	2	618	98.7%	3	967	98.0%			3	967

TENNESSEE		2	645	96.3%	2	618	98.7%	4	1,263	97.5%			4	1,263

Austin	TX	6	1,910	97.4%	1	280	97.9%	7	2,190	97.5%			7	2,190
Dallas	TX	9	2,710	96.9%	1	240	80.0%	10	2,950	95.5%			10	2,950
Fort Worth	TX	8	2,570	96.6%	2	528	93.2%	10	3,098	96.0%			10	3,098

TEXAS		23	7,190	96.9%	4	1,048	91.4%	27	8,238	96.2%			27	8,238

Charlottesville	VA	1	425	94.8%				1	425	94.8%			1	425
Norfolk	VA	3	763	95.4%				3	763	95.4%			3	763
Richmond	VA	6	1,696	96.9%				6	1,696	96.9%			6	1,696
Washington D.C.	VA	1	258	97.7%				1	258	97.7%			1	258

VIRGINIA		11	3,142	96.3%				11	3,142	96.3%			11	3,142

TOTAL		103	30,910	96.0%	19	5,788	94.8%	122	36,698	95.5%	12	3,465	134	40,163

Notes:
Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.
Does not include properties in lease-up or development.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
NET OPERATING INCOME (1)

($ in 000s)	1Q06	2Q06	3Q06	4Q06	FYE ’06	1Q07	2Q07	3Q07	4Q07	YTD ’07
Same-Property Portfolio (2)
Divisional Revenues (3)	$28,139	$29,334	$30,015	$30,968	$118,456	$28,726				$28,726
Divisional Expenses	9,228	9,720	10,102	9,716	38,766	9,427				9,427

Divisional NOI	$18,911	$19,613	$19,913	$21,252	$79,690	$19,299				$19,299

Divisional NOI Margin	67.2%	66.9%	66.3%	68.6%	67.3%	67.2%				67.2%
growth (4)	10.1%	2.2%	2.2%	6.8%	5.2%	2.1%				2.1%
Same-Property without Terminations
Lease Terminations	11	109	372	1,181	1,673	12				12

Divisional NOI w/o Term.	$18,922	$19,722	$20,285	$22,433	$81,363	$19,311				$19,311

growth w/o terminations	10.8%	2.3%	1.8%	-1.1%	3.2%	2.0%				2.0%

Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Total Portfolio
Divisional Revenues (3)	$44,422	$45,502	$41,735	$40,721	$172,380	$38,026				$38,026
Divisional Expenses	15,066	15,847	15,300	13,553	59,766	12,832				12,832

Divisional NOI	$29,356	$29,655	$26,435	$27,168	$112,614	$25,194				$25,194

Divisional NOI Margin	66.1%	65.2%	63.3%	66.7%	65.3%	66.3%				66.3%

growth	70.1%	44.5%	13.7%	-7.1%	24.7%	-14.2%				-14.2%

Notes:

(1)	For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

(2)	The 2006 same-property data reflects results of the 2007 same-property portfolio, as adjusted for dispositions during year.

(3)	Straight-line rents are included.

(4)	The 2006 same-property growth reflects performance of the 2006 same-property portfolio.
SUMMARY BY MARKET (1)

		Total Office Division			Same-Property
							Increase/(Decrease) from Prior Year Period
		# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd	Current Quarter			Year-to-Date
		SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI
Atlanta	GA	842	10.4%	12.8%	310	4.9%	3.3%	1.9%	4.2%	3.3%	1.9%	4.2%
Austin	TX	358	4.4%	6.5%	358	5.6%	-0.4%	-4.8%	2.0%	-0.4%	-4.8%	2.0%
Birmingham	AL	1,390	17.1%	16.6%	1,380	21.6%	-2.1%	3.2%	-4.3%	-2.1%	3.2%	-4.3%
Charlotte	NC	230	2.8%	2.2%	203	3.2%	57.1%	10.2%	89.5%	57.1%	10.2%	89.5%
Houston	TX	207	2.6%	3.0%	—	—	—	—	—	—	—	—
Huntsville	AL	1,702	21.0%	16.6%	1,592	25.0%	3.3%	-2.2%	5.1%	3.3%	-2.2%	5.1%
Jacksonville	FL	209	2.6%	3.0%	—	—	—	—	—	—	—	—
Orlando	FL	1,965	24.2%	23.5%	1,620	25.4%	-2.8%	5.9%	-7.0%	-2.8%	5.9%	-7.0%
Tampa/St.Pete	FL	878	10.8%	11.1%	878	13.8%	11.5%	1.7%	19.1%	11.5%	1.7%	19.1%
Other		326	4.0%	4.7%	37	0.6%	3.2%	-12.2%	9.3%	3.2%	-12.2%	9.3%

Total		8,107	100.0%	100.0%	6,378	100.0%	2.1%	2.2%	2.1%	2.1%	2.2%	2.1%

Notes:

(1)	For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
OPERATIONAL STATISTICS

	1Q06	2Q06	3Q06	4Q06	FYE ’06	1Q07	2Q07	3Q07	4Q07	YTD ’07
Base Rent per SF — Straight Line
Same-Property (1)	$18.56	$18.95	$19.13	$19.12		$18.79
change	3.2%	1.2%	4.4%	4.2%		1.2%
Total Division (2)	$19.54	$19.91	$19.87	$19.65		$19.50
change	9.5%	7.6%	5.5%	0.3%		-0.2%

Base Rent per SF — Cash
Same-Property (1)	$17.59	$18.10	$18.53	$18.61		$18.02
change	4.3%	1.8%	5.0%	5.7%		2.4%
Total Division (2)	$18.22	$18.78	$19.04	$18.79		$18.58
change	7.8%	6.9%	6.1%	2.4%		2.0%
See page 38 for a reconciliation of Base Rent per SF.
The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

	1Q06	2Q06	3Q06	4Q06	FYE ’06	1Q07	2Q07	3Q06	4Q07	YTD ’07
Square Feet (in 000s)
Total SF	9,563	8,709	8,423	8,099	8,699	8,107				8,107
SF — Unconsolidated Assets	(1,769)	(1,792)	(1,587)	(1,565)	(1,678)	(1,463)				(1,463)

SF — Consolidated Assets	7,794	6,917	6,836	6,534	7,020	6,644				6,644

Capital Expenditures ($ in 000s) (1)
Regular Maintenance	$1,113	$1,111	$1,509	$3,947	$7,680	$1,265				$1,265
Revenue- Enhancing		—	—	—	—	—				—
Tenant Improvements	4,449	5,695	3,815	4,073	18,032	1,112				1,112
Leasing Commissions	2,561	839	2,047	2,078	7,525	839				839
Admin — Division	37	—	7	11	55	—				—

Total	8,160	7,645	7,378	10,109	33,292	3,216				3,216
Less: Unconsolidated Assets	(1,970)	(728)	(1,230)	(2,225)	(6,153)	(578)				(578)

Total — Consolidated Assets	$6,190	$6,917	$6,148	$7,884	$27,139	$2,638				$2,638

Capital Expenditures per SF
Regular Maintenance	$0.12	$0.13	$0.16	$0.47	$0.88	$0.16				$0.16
Revenue- Enhancing	—	—	—	—	—	—				—
Tenant Improvements	0.47	0.65	0.44	0.48	2.07	0.14				0.14
Leasing Commissions	0.27	0.10	0.23	0.24	0.87	0.11				0.10
Admin — Division	—	—	—	—	—	—				—

Total	0.85	0.88	0.86	1.23	3.83	0.40				0.40

Total — Consolidated Assets	$0.79	$1.00	$0.88	$1.18	$3.87	$0.41				$0.41

Notes:

(1)	See page 39 for a reconciliation to the consolidated cash flow Information.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)

	Total Consolidated & Unconsolidated Assets				Consolidated Assets Only
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2007	640	9%	$13,035	9%	482	8%	$8,497	8%
2008	907	12%	17,454	12%	694	11%	11,828	11%
2009	954	13%	23,357	16%	721	12%	13,200	12%
2010	914	12%	16,625	11%	791	13%	12,989	12%
2011	952	13%	18,178	12%	812	13%	14,523	14%
2012+	3,098	42%	57,405	39%	2,604	43%	44,899	42%

Total Leased SF	7,465		$146,054		6,104		$105,936
TENANT CONCENTRATION
(SF in 000s)

Total Consolidated & Unconsolidated Assets				Consolidated Assets Only
			% of Total				% of Total
		SF	Co. Rev.			SF	Co. Rev.
1	Charles Schwab	358,049	2.3%	1	Charles Schwab	358,049	2.3%
2	Fiserv Solutions	291,642	1.2%	2	Fiserv Solutions	291,642	1.2%
3	General Services Admin	256,359	0.9%	3	Symantec Corporation	178,778	0.6%
4	Symantec Corporation	178,778	0.6%	4	Bank of New York/Pershing LLC	130,630	0.6%
5	Bank of New York/Pershing LLC	130,630	0.6%	5	Healthplan Services	127,542	0.5%
6	Blue Cross & Blue Shield	139,636	0.5%	6	Kurt Salmon Associates	67,165	0.4%
7	Healthplan Services	127,542	0.5%	7	Infinity Insurance	153,783	0.4%
8	Kurt Salmon Associates	67,165	0.4%	8	General Services Admin	125,361	0.4%
9	Infinity Insurance	153,783	0.4%	9	Hartford Fire Insurance	84,531	0.4%
10	Hartford Fire Insurance	84,531	0.4%	10	DRS Test and Energy Mgmt.	215,485	0.4%

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
LEASING EXECUTION — CONSOLIDATED & UNCONSOLIDATED ASSETS

	1Q06	2Q06	3Q06	4Q06	FYE ’06	1Q07	2Q07	3Q07	4Q07	YTD ’07
(SF in 000s; $ per SF)
Square Feet (1)
Renewal	157.0	225.8	254.8	314.9	952.5	226.5				226.5
New	294.8	183.9	161.1	131.5	771.3	184.6				184.6
Development	—	137.1	3.9	—	141.0	94.2				94.2

Total	451.8	546.8	419.8	446.4	1,864.8	505.3				505.3

Annual Rent $- Straight Line
Renewal	$18.21	$18.16	$17.17	$17.10	$17.55	$18.59				$18.59
New	17.64	18.53	21.61	20.31	19.14	18.58				18.58
Development	—	21.51	19.92	—	21.46	27.78				27.78

Total	$17.84	$19.12	$18.90	$18.05	$18.50	$20.30				$20.30

Annual Rent $- Cash (2)
Renewal	$17.84	$18.03	$16.89	$16.34	$17.14	$17.61				$17.61
New	17.52	18.24	20.43	19.40	18.62	18.15				18.15
Development	—	20.76	21.00	—	20.77	18.80				18.80

Total	$17.63	$18.79	$18.29	$17.24	$18.02	$18.03				$18.03

Concession $
Renewal	$1.71	$2.11	$0.36	$1.98	$1.53	$0.23				$0.23
New	3.32	3.19	3.06	2.60	3.11	3.39				3.39
Development	—	7.37	3.50	—	7.27	6.27				6.27

Total	$2.76	$3.79	$1.42	$2.16	$2.62	$2.51				$2.51

TI Committed $
Renewal	$6.05	$4.36	$5.03	$2.94	$4.35	$2.49				$2.49
New	14.12	17.62	17.29	17.74	16.24	13.16				13.16
Development	—	28.18	30.00	—	28.23	40.65				40.65

Total	$11.32	$14.79	$9.97	$7.30	$11.07	$13.50				$13.50

Leasing Commissions $
Renewal	$3.09	$1.99	$1.49	$3.05	$2.39	$1.96				$1.96
New	4.52	6.09	8.11	5.46	5.80	5.06				5.06
Development	—	8.67	5.52	—	8.58	14.16				14.16

Total	$4.02	$5.04	$4.07	$3.76	$4.27	$5.36				$5.36

Notes:

(1) Square feet leased during the quarter.

(2) First full year rent for square feet produced during the quarter. The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q06	2Q06	3Q06	4Q06	FYE ’06	1Q07	YTD ’07

Cash Rents	$17.63	$18.79	$18.29	$17.24	$18.02	$18.03	$18.03
Concess. and Contract. Rent Incr.	0.21	0.33	0.61	0.81	0.48	2.27	2.27

Straight Line Rents	$17.84	$19.12	$18.90	$18.05	$18.50	$20.30	$20.30

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
LEASING EXECUTION — CONSOLIDATED ASSETS

	1Q06	2Q06	3Q06	4Q06	FYE ’06	1Q07	2Q07	3Q07	4Q07	YTD ’07
(SF in 000s; $ per SF)
Square Feet (1)
Renewal	123.5	207.3	180.9	238.7	750.4	158.2				158.2
New	272.5	155.3	139.2	90.5	657.5	164.4				164.4
Development	—	137.1	3.9	—	141.0	94.2				94.2

Total	396.0	499.7	324.0	329.2	1,548.9	416.8				416.8

Annual Rent $- Straight Line
Renewal	$18.31	$18.04	$16.43	$16.77	$17.29	$18.07				$18.07
New	17.78	18.69	21.66	20.17	19.14	18.24				18.24
Development	—	21.51	19.92	—	21.46	27.78				27.78

Total	$17.94	$19.20	$18.72	$17.71	$18.46	$20.34				$20.34

Annual Rent $- Cash (2)
Renewal	$17.97	$18.24	$16.27	$15.85	$16.96	$17.46				$17.46
New	17.73	18.54	20.48	19.48	18.75	17.83				17.83
Development	—	20.76	21.00	—	20.77	18.80				18.80

Total	$17.81	$19.03	$18.13	$16.85	$18.07	$17.91				$17.91

Concession $
Renewal	$1.77	$2.08	$0.45	$2.25	$1.69	$0.30				$0.30
New	2.88	3.00	3.20	2.67	2.95	3.07				3.07
Development	—	7.37	3.50	—	7.27	6.27				6.27

Total	$2.53	$3.82	$1.67	$2.37	$2.73	$2.74				$2.74

TI Committed $
Renewal	$6.42	$4.43	$5.96	$2.36	$4.47	$2.72				$2.72
New	14.39	19.08	17.69	18.83	16.81	12.90				12.90
Development	—	28.18	30.00	—	28.23	40.65				40.65

Total	$11.90	$15.50	$11.29	$6.89	$11.87	$15.31				$15.31

Leasing Commissions $
Renewal	$2.22	$2.02	$1.19	$3.31	$2.26	$0.95				$0.95
New	4.54	6.42	8.32	4.65	5.80	4.82				4.82
Development	—	8.67	5.52	—	8.58	14.16				14.16

Total	$3.82	$5.21	$4.30	$3.68	$4.34	$5.46				$5.46

Notes:
(1) Square feet leased during the quarter.
(2) First full year rent for square feet produced during the quarter.

The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q06	2Q06	3Q06	4Q06	FYE ’06	1Q07				YTD ’07

Cash Rents	$17.81	$19.03	$18.13	$16.85	$18.07	$17.91				$17.91
Concess. and Contract. Rent Incr.	0.13	0.17	0.59	0.86	0.39	2.43				2.43

Straight Line Rents	$17.94	$19.20	$18.72	$17.71	$18.46	$20.34				$20.34

COLONIAL PROPERTIES TRUST
Portfolio Occupancy Summary — Office

Property Type	# of Locations	SF - 000s	1Q06	2Q06	3Q06	4Q06	1Q07
		Occupancies Weighted for CLP % Owned
Consolidated	31	6,643.7	92.8%	93.5%	94.8%	94.7%	92.7%
Unconsolidated	22	9,717.0	87.5%	88.4%	88.1%	88.5%	87.6%

Subtotal — Current Portfolio	53	16,360.8	91.9%	92.6%	93.5%	93.5%	91.8%

Managed	3	393.8

Total Owned & Managed	56	16,754.6

Occupancy Total Including Sold Assets			92.0%	92.3%	93.6%	93.5%	91.8%

By Property Type (Consolidated & Unconsolidated Assets)
Suburban Office	48	15,651.3	92.1%	92.8%	93.6%	93.6%	91.5%
Central Business District	5	709.4	89.9%	90.2%	92.9%	92.6%	94.2%

Total Division	53	16,360.8	91.9%	92.6%	93.5%	93.5%	91.8%

Same-Property Occupancy
Same-Property Portfolio *	28	6,377.2	92.8%	93.5%	94.8%	94.7%	92.6%

*	Same-property portfolio is adjusted historically to reflect the current same-property portfolio.
See page 44 for a complete listing of office properties.

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Office
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	SF	Occy	#	SF	Occy	#	SF	Occy	#	SF	#	SF
Birmingham	AL	6	1,380	94.2%	1	30	100.0%	7	1,410	94.3%	1	129	8	1,540
Huntsville	AL	10	1,702	94.6%				10	1,702	94.6%			10	1,702
Montgomery	AL	1	37	97.1%				1	37	97.1%			1	37

ALABAMA		17	3,119	94.5%	1	30	100.0%	18	3,149	94.5%	1	129	19	3,279

Jacksonville	FL				3	1,392	89.5%	3	1,392	89.5%			3	1,392
Ft.Lauderdale	FL				2	795	78.0%	2	795	78.0%			2	795
Orlando	FL	8	1,769	89.2%	3	1,307	87.4%	11	3,076	89.0%	1	76	12	3,152
Tampa	FL	3	878	93.9%				3	878	93.9%			3	878

FLORIDA		11	2,647	90.8%	8	3,494	86.1%	19	6,141	90.0%	1	76	20	6,217

Atlanta	GA	1	317	91.3%	7	3,506	88.4%	8	3,822	89.5%	1	188	9	4,011

GEORGIA		1	317	91.3%	7	3,506	88.4%	8	3,822	89.5%	1	188	9	4,011

Rockville	MD				1	155	69.9%	1	155	69.9%			1	155

MARYLAND					1	155	69.9%	1	155	69.9%			1	155

Charlotte	NC	1	203	78.0%	1	183	87.2%	2	386	79.1%			2	386

NORTH CAROLINA		1	203	78.0%	1	183	87.2%	2	386	79.1%			2	386

Memphis	TN				1	532	84.6%	1	532	84.6%			1	532

TENNESSEE					1	532	84.6%	1	532	84.6%			1	532

Austin	TX	1	358	100.0%				1	358	100.0%			1	358
Dallas	TX				1	437	77.9%	1	437	77.9%			1	437
Houston	TX				2	1,381	95.2%	2	1,381	95.2%			2	1,381

TEXAS		1	358	100.0%	3	1,818	91.0%	4	2,176	96.1%			4	2,176

TOTAL		31	6,644	92.7%	22	9,717	87.6%	53	16,361	91.8%	3	394	56	16,755

Note: Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
NET OPERATING INCOME (1)

($ in 000s)	1Q06	2Q06	3Q06	4Q06	FYE ’06	1Q07	2Q07	3Q07	4Q07	YTD ’07
Same-Property Portfolio (2)
Divisional Revenues (3)	$20,795	$21,501	$20,708	$22,645	$85,648	$20,992				$20,992
Divisional Expenses	5,917	5,943	6,320	6,385	$24,565	6,155				6,155

Divisional NOI	$14,878	$15,558	$14,388	$16,260	$61,083	$14,837				$14,837

Divisional NOI Margin	71.5%	72.4%	69.5%	71.8%	71.3%	70.7%				70.7%

growth (4)	5.2%	13.0%	5.0%	2.9%	6.4%	-0.3%				-0.3%

Same-Property without Terminations
Lease Terminations	(4)	(941)	—	(376)	(1,321)	—				—

Divisional NOI w/o Term.	$14,874	$14,616	$14,388	$15,884	$59,762	$14,837				$14,837

growth w/o terminations	3.2%	5.3%	5.0%	0.3%	3.4%	-0.2%				-0.2%
Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Same-Property — Consolidated Properties
NOI from Unconsolidated Assets	—	—	—	—	—	—	—

Divisional NOI — Consolidated	$14,878	$15,558	$14,388	$16,260	$61,083	$14,837	$14,837

growth — consolidated properties	4.0%	14.7%	5.8%	3.6%	6.9%	-0.3%	-0.3%

Total Portfolio
Divisional Revenues (3)	$28,349	$26,830	$26,133	$28,980	$110,292	$25,301	$25,301
Divisional Expenses	7,744	7,510	7,794	7,922	30,970	7,442	7,442

Divisional NOI	$20,605	$19,320	$18,339	$21,058	$79,321	$17,859	$17,859

Divisional NOI Margin	72.7%	72.0%	70.2%	72.7%	71.9%	70.6%	70.6%

growth	-34.1%	-32.1%	-28.1%	-21.8%	-29.3%	-13.3%	-13.3%
Notes:

(1)	For more information regarding Retail Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

(2)	The 2006 same-property data reflects results of the 2007 same-property portfolio, as adjusted for dispositions during year.

(3)	Straight-line rents are included.

(4)	The 2006 same-property growth reflects performance of the 2006 same-property portfolio.
SUMMARY BY MARKET (1)

		Total Division			Same-Property
							Increase/(Decrease) from Prior Year Period
		# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd	Current Quarter			Year-to-Date
		SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI
Birmingham	AL	1,273	18.2%	23.6%	1,229	19.9%	-3.1%	2.6%	-5.2%	-3.1%	2.6%	-5.2%
Orlando	FL	928	13.3%	13.8%	928	15.0%	10.9%	15.6%	9.4%	10.9%	15.6%	9.4%
Houston	TX	537	7.7%	10.2%	537	8.7%	0.2%	-7.8%	3.3%	0.2%	-7.8%	3.3%
Dallas	TX	381	5.5%	6.1%	381	6.2%	-6.4%	-4.3%	-7.7%	-6.4%	-4.3%	-7.7%
Athens	GA	350	5.0%	5.3%	350	5.7%	2.7%	5.0%	2.2%	2.7%	5.0%	2.2%
Montgomery	AL	498	7.1%	5.1%	498	8.1%	3.3%	12.0%	1.1%	3.3%	12.0%	1.1%
Knoxville	TN	239	3.4%	5.1%	—	—	—	—	—	—	—	—
Huntsville	AL	157	2.3%	4.6%	—	—	—	—	—	—	—	—
Decatur	AL	495	7.1%	4.0%	495	8.0%	-2.7%	13.8%	-11.2%	-2.7%	13.8%	-11.2%
Gainesville	GA	518	7.4%	3.6%	518	8.4%	0.6%	10.0%	-4.8%	0.6%	10.0%	-4.8%
Staunton	VA	424	6.1%	3.1%	424	6.9%	5.5%	5.3%	5.6%	5.5%	5.3%	5.6%
Jacksonville	FL	194	2.8%	3.0%	194	3.1%	8.9%	1.0%	11.3%	8.9%	1.0%	11.3%
Tampa	FL	176	2.5%	2.3%	176	2.8%	0.5%	2.4%	-0.4%	0.5%	2.4%	-0.4%
Other	AL	807	11.6%	10.2%	449	7.3%	2.2%	4.8%	1.0%	2.2%	4.8%	1.0%

		6,977	100.0%	100.0%	6,179	100.0%	0.9%	4.0%	-0.3%	0.9%	4.0%	-0.3%

Notes:

(1)	For more information regarding Retail Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
OPERATIONAL STATISTICS

	1Q06	2Q06	3Q06	4Q06	FYE ’06	1Q07	2Q07	3Q07	4Q07	YTD ’07
Base Rent per SF - Straight Line (3)
Same-Property *(1)	$18.06	$18.23	$18.13	$18.22		$18.23
change	0.6%	1.1%	0.4%	0.5%		0.9%
Total Division *(2)	$19.99	$20.23	$20.26	$20.41		$20.67
change	-1.3%	0.2%	2.7%	3.2%		3.5%

Base Rent per SF - Cash *(3)
Same-Property *(1)	$17.97	$18.12	$18.02	$18.11		$18.10
change	0.8%	2.0%	1.5%	1.2%		0.7%
Total Division *(2)	$19.73	$19.96	$19.96	$20.18		$20.40
change	-2.0%	-0.2%	2.5%	2.9%		3.4%
See page 38 for a reconcilition of Base Rent per SF from Cash Rents to Straight Line Rents.
Notes:

(1)	The 2006 same-property data reflects results of the 2007 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics.

(3)	Includes unconsolidated partnerships and joint ventures which the Company manages. Excludes tenants greater than 10,000 sf, percentage of sales tenants, and temporary tenants. Base Rents have been restated to reflect the straight line rent adjustments from the date of acquisition through lease expiration.
CAPEX SUMMARY

	1Q06	2Q06	3Q06	4Q06	FYE ’06	1Q07	2Q07	3Q07	4Q07	YTD ’07
Square Feet (in 000s)
Total SF	7,507	7,673	7,738	7,191	7,527	6,977				6,977
SF — Unconsolidated Assets	(578)	(750)	(790)	(716)	(708)	(717)				(717)

SF — Consolidated Assets	6,929	6,923	6,948	6,475	6,819	6,259				6,259

Capital Expenditures ($ in 000s)(1)
Regular Maintenance	$340	$1,258	$725	$80	$2,403	$350				$350
Revenue- Enhancing	192	345	453	668	1,658	201				201
Tenant Improvements	1,332	1,704	1,874	3,270	8,180	1,377				1,377
Leasing Commissions	846	478	607	537	2,468	702				702
Admin — Division	6	3	1	—	10	14				14

Total w/o Acquisition-Related	2,716	3,788	3,660	4,555	14,719	2,645				2,645
Acquisition-Related (2)	—	—	—	—	—	—				—
Less: Unconsolidated Assets	259	(181)	(62)	(326)	(310)	(354)				(354)

Total — Consolidated Assets	$2,975	$3,607	$3,598	$4,229	$14,409	$2,291				$2,291

Capital Expenditures per SF
Regular Maintenance	$0.05	$0.16	$0.09	$0.01	$0.32	$0.05				$0.05
Revenue- Enhancing	0.03	0.04	0.06	0.09	0.22	0.03				0.03
Tenant Improvements	0.18	0.22	0.24	0.45	1.09	0.20				0.20
Leasing Commissions	0.11	0.06	0.08	0.07	0.33	0.10				0.10

Total	0.36	0.49	0.47	0.63	1.96	0.38				0.38

Total — Consolidated Assets	$0.43	$0.52	$0.52	$0.65	$2.11	$0.37				$0.37

Notes:

(1)	Capital Expenditures include unconsolidated subsidiary properties. See page 39 for a reconciliation to the consolidated cash flow information.

(2)	Capital spent on recently acquired properties. First year capital has been included in the total investment for purposes of underwriting the acquisition.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)

	Total Consolidated & Unconsolidated Assets				Consolidated Assets Only
	% of Leased			% of	% of Leased			% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2007	1,023	10%	$12,355	10%	532	9%	$5,114	8%
2008	993	10%	11,137	9%	581	10%	6,216	10%
2009	1,081	11%	11,684	10%	563	10%	5,708	9%
2010	898	9%	12,984	11%	512	9%	6,444	10%
2011	1,282	13%	14,647	12%	777	14%	8,965	14%
2012+	4,901	48%	56,014	47%	2,705	48%	29,475	48%

Total Leased SF	10,178		$118,821		5,670		$61,922

TENANT CONCENTRATION

(SF in 000s)		Total Consolidated & Unconsolidated Assets				Consolidated Assets Only
				% of Total				% of Total
			SF	Co. Rev			SF	Co. Rev
	1	The Limited, Inc.	242	0.7%	1	Wal-Mart Stores, Inc.	307	0.3%
	2	Regal Cinemas, Inc.	186	0.5%	2	Belk, Inc.	430	0.3%
	3	Saks Inc.	512	0.4%	3	Regal Cinemas, Inc.	104	0.2%
	4	J.C. Penney Co., Inc	941	0.4%	4	Publix Super Markets, Inc.	143	0.2%
	5	Gap Inc.	127	0.3%	5	The Limited, Inc.	66	0.2%
	6	Sears, Roebuck & Co.	967	0.3%	6	TJX Companies, Inc.	115	0.2%
	7	Wal-Mart Stores, Inc.	523	0.3%	7	Books-A-Million, Inc.	56	0.1%
	8	Shoe Show, Inc.	122	0.3%	8	Sears, Roebuck & Co.	253	0.1%
	9	Publix Super Markets Inc	187	0.3%	9	Saks Inc.	195	0.1%
	10	Belk, Inc.	922	0.3%	10	Bealls, Inc.	120	0.1%

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
LEASING EXECUTION — CONSOLIDATED & UNCONSOLIDATED ASSETS

	1Q06	2Q06	3Q06	4Q06	FYE ’06	1Q07	2Q07	3Q07	4Q07	YTD ’07
(SF in 000s; $ per SF)

Square Feet (1)
Renewal	145	476	148	122	891	94				94
New	82	373	259	53	767	65				65
Development	161	42	108	126	437	69				69

Total	388	891	515	301	2,095	227				227

Annual Rent $- Straight Line
Total	$17.19	$9.86	$14.76	$14.62	$13.10	$18.39				$18.39

Annual Rent $- Cash (2)
Renewal	$15.94	$8.48	$14.14	$12.28	$11.16	$18.14				$18.14
New	12.70	9.40	12.19	18.25	11.30	19.72				19.72
Development	19.86	25.87	20.05	14.93	19.07	16.50				16.50

Total	$16.88	$9.69	$14.40	$14.44	$12.86	$18.10				$18.10

TI Committed $
Renewal	$0.07	$0.43	$(0.20)	$0.15	$0.23	$2.18				$2.18
New	15.58	10.04	17.81	13.13	13.47	18.18				18.18
Development	14.36	67.04	8.83	11.99	17.41	21.13				21.13

Total	$9.27	$7.62	$10.75	$7.39	$8.66	$12.46				$12.46

Leasing Commissions $
Renewal	$0.81	$0.43	$0.60	$0.76	$0.57	$0.78				$0.78
New	2.20	2.56	4.07	4.42	3.16	4.16				4.16
Development	4.32	7.02	3.33	4.07	4.27	4.30				4.30

Total	$2.56	$1.64	$2.92	$2.79	$2.29	$2.81				$2.81

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.
The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q06	2Q06	3Q06	4Q06	FYE ’06	1Q07	YTD ’07
Cash Rents	$16.88	$9.69	$14.40	$14.44	$12.86	$18.10	$18.10
Concessions and Contr. Rent Incr.	0.31	0.17	0.36	0.18	0.24	0.30	0.30

Straight Line Rents	$17.19	$9.86	$14.76	$14.62	$13.10	$18.39	$18.39

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
LEASING EXECUTION — CONSOLIDATED ASSETS

	1Q06	2Q06	3Q06	4Q06	FYE ’06	1Q07	2Q07	3Q07	4Q07	YTD ’07
(SF in 000s; $ per SF)

Square Feet (1)
Renewal	104	436	106	101	747	47				47
New	57	340	217	47	660	40				40
Development	38	37	19	77	171	29				29

Total	199	813	342	224	1,578	116				116

Annual Rent $- Straight Line
Total	$15.54	$8.18	$10.91	$13.40	$10.45	$17.57				$17.57

Annual Rent $- Cash (2)
Renewal	$14.69	$7.16	$11.14	$10.37	$9.21	$19.03				$19.03
New	11.46	7.38	9.45	16.89	9.09	14.99				14.99
Development	22.35	24.85	22.60	13.96	19.16	17.24				17.24

Total	$15.23	$8.06	$10.70	$12.96	$10.24	$17.18				$17.18

TI Committed $
Renewal	$0.10	$0.28	$(0.28)	$(0.02)	$0.13	$4.05				$4.05
New	11.97	7.58	13.15	13.69	10.22	14.54				14.54
Development	60.27	68.17	44.94	17.48	41.13	38.37				38.37

Total	$15.07	$6.44	$10.71	$8.84	$8.80	$16.30				$16.30

Leasing Commissions $
Renewal	$0.69	$0.35	$0.53	$0.58	$0.45	$0.96				$0.96
New	1.96	2.31	3.35	4.36	2.77	3.35				3.35
Development	5.49	7.25	4.29	4.36	5.23	5.24				5.24

Total	$1.98	$1.48	$2.52	$2.67	$1.94	$2.86				$2.86

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.
The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q06	2Q06	3Q06	4Q06	FYE ’06	1Q07	YTD ’07
Cash Rents	$15.23	$8.06	$10.70	$12.96	$10.24	$17.18	$17.18
Concessions and Contr. Rent Incr.	0.31	0.12	0.21	0.44	0.21	0.39	0.39

Straight Line Rents	$15.54	$8.18	$10.91	$13.40	$10.45	$17.57	$17.57

COLONIAL PROPERTIES TRUST
Portfolio Occupancy Summary — Retail

		%	Total	Anchor	CLP
Property	Location	Own	SF (000s)	Owned	SF (000s)	1Q06	2Q06	3Q06	4Q06	1Q07
					Occupancies Weighted for CLP % Owned
Consolidated	31		7,055.4	796.0	6,259.4	89.4%	91.5%	92.0%	93.0%	92.3%
Unconsolidated	10		5,480.5	1,388.0	4,092.5	90.0%	89.9%	89.9%	92.5%	92.0%

Subtotal — Current Portfolio	41		12,535.9	2,184.0	10,352.0	89.5%	91.1%	91.8%	93.0%	92.3%

Managed	8		1,907.8	371.0	1,536.8

Total Owned & Managed	49		14,443.7	2,555.0	11,888.7

Sold	12		2,616.3	371.0	2,245.3	98.6%	98.6%	98.8%	96.5%

Consolidated w/ Sold Assets						90.1%	92.0%	92.5%	93.1%	92.3%

Unconsolidated w/ Sold Assets						91.3%	91.2%	90.7%	92.5%	92.0%

Total Including Sold Assets						90.2%	91.9%	92.3%	93.1%	92.3%

Same-Property Occupancy
Same-Property Portfolio *	29		6,975.0	796.0	6,179.0	89.5%	91.5%	91.9%	92.9%	92.3%

*	Same-property portfolio is adjusted historically to reflect the current same-property portfolio.
See page 46 for a complete listing of retail properties.

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Retail
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	SF	Occy	#	SF	Occy	#	SF	Occy	#	SF	#	SF
Birmingham	AL	7	1,256	96.2%	1	165	94.1%	8	1,421	96.1%	4	790	12	2,211
Auburn	AL				1	402	88.6%	1	402	88.6%			1	402
Huntsville	AL	1	495	85.7%	2	398	83.7%	3	894	85.2%			3	894
Mobile	AL				1	1,001	99.2%	1	1,001	99.2%			1	1,001
Montgomery	AL	5	498	80.2%				5	498	80.2%			5	498
Gulf Shores	AL	1	53					1	53				1	53

ALABAMA		14	2,302	90.3%	5	1,966	89.8%	19	4,268	90.3%	4	790	23	5,058

Orlando	FL	5	928	95.5%				5	928	95.5%			5	928
Tampa	FL	1	176	93.8%				1	176	93.8%			1	176
Ft. Myers	FL										1	79	1	79
Deerfield Beach	FL										1	379	1	379
Pembroke Pines	FL										2	289	2	289
Jacksonville	FL	1	194	91.9%				1	194	91.9%			1	194
Punta Gorda	FL	1	95	98.9%				1	95	98.9%			1	95

FLORIDA		8	1,394	95.0%				8	1,394	95.0%	4	746	12	2,140

Columbus	GA	1	103	96.4%				1	103	96.4%			1	103
Brunswick	GA				1	278	90.6%	1	278	90.6%			1	278
Gainesville	GA	1	518	92.8%				1	518	92.8%			1	518
Valdosta	GA				1	443	88.8%	1	443	88.8%			1	443
Athens	GA	1	350	100.0%				1	350	100.0%			1	350

GEORGIA		3	971	95.8%	2	721	89.5%	5	1,692	95.3%			5	1,692

Greensboro	NC	1	102	91.6%				1	102	91.6%			1	102
Mount Airy	NC	1	149	96.8%				1	149	96.8%			1	149
Greenville	NC				1	405	95.5%	1	405	95.5%			1	405

NORTH CAROLINA		2	251	94.7%	1	405	95.5%	3	656	94.8%			3	656

Myrtle Beach	SC				1	524	92.7%	1	524	92.7%			1	524

SOUTH CAROLINA					1	524	92.7%	1	524	92.7%			1	524

Knoxville	TN				1	477	94.8%	1	477				1	477

TENNESSEE					1	477	94.8%	1	477	94.8%			1	477

Dallas	TX	1	381	89.5%				1	381	89.5%			1	381
Houston	TX	2	537	88.4%				2	537	88.4%			2	537

TEXAS		3	917	88.9%				3	917	88.9%			3	917

Staunton	VA	1	424	92.2%				1	424	92.2%			1	424

VIRGINIA		1	424	92.2%				1	424	92.2%			1	424

TOTAL		31	6,259	92.3%	10	4,093	92.0%	41	10,352	92.3%	8	1,537	49	11,889

Note:
Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF REVENUES

	1Q06	2Q06	3Q06	4Q06	FYE ’06	1Q07	2Q07	3Q07	4Q07	YTD ’07
Divisional Total Revenues
Multifamily	$77,969	$77,430	$81,089	$84,031	$320,519	$76,489				$76,489
Office	44,422	45,502	41,735	40,721	172,380	38,026				38,026
Retail	28,349	26,830	26,133	28,980	110,292	25,301				25,301

Total Divisional Revenues	150,740	149,762	148,957	153,732	603,191	139,816				139,816

Less: Unconsolidated Revenues	(16,161)	(16,681)	(17,248)	(17,029)	(67,119)	(14,068)				(14,068)
Discontinued Operations	(26,314)	(23,683)	(22,230)	(19,320)	(91,547)	(10,529)				(10,529)
Construction Revenues	12,140	7,785	6,868	3,691	30,484	12,785				12,785
Unallocated Corporate Rev	4,108	4,592	4,805	4,170	17,676	3,243				3,243

Cons. Rev, adj -’06 Disc Ops	124,513	121,775	121,152	125,244	492,684	131,247				131,247

Add: Add’l Disc Ops Rev, post filing	22,092	13,856	13,416	793	3,399	—				—

Total Consol. Rev, per 10-Q / K	$146,605	$135,631	$134,568	$126,037	$496,083	$131,247				$131,247

RECONCILIATION OF EXPENSES

	1Q06	2Q06	3Q06	4Q06	FYE ’06	1Q07	2Q07	3Q07	4Q07	YTD ’07
Divisional Total Expenses
Multifamily	$31,263	$30,816	$34,109	$33,493	$129,680	$31,343				$31,343
Office	15,066	15,847	15,300	13,553	59,765	12,832				12,832
Retail	7,744	7,510	7,794	7,922	30,970	7,442				7,442

Total Divisional Expenses	54,073	54,174	57,203	54,968	220,415	51,617				51,617

Less: Unconsolidated Expense	(6,119)	(6,685)	(7,260)	(6,841)	(26,896)	(5,471)				(5,471)
Discontinued Operations	(10,464)	(9,307)	(9,164)	(8,008)	(36,944)	(4,571)				(4,571)
Other Expense	215	219	236	222	892	(44)				(44)

Total Property Operating Exp	37,705	38,400	41,015	40,341	157,467	41,531				41,531
Construction Expenses	11,370	7,657	6,653	3,732	29,411	12,371				12,371
Property Management Exp	3,711	2,831	3,258	2,790	12,590	3,490				3,490
General & Administrative Exp	5,263	4,483	6,279	5,073	21,098	6,113				6,113
Management Fee and Other Exp	2,540	3,453	3,051	3,574	12,618	2,943				2,943
Depreciation	34,342	32,300	32,700	33,369	132,711	34,514				34,514
Amortization	6,984	3,336	4,479	4,798	19,597	5,725				5,725
Impairment Charge	—	—	—	1,600	1,600	—				—

Cons. Exp, adj -’06 Disc Ops	101,915	92,460	97,435	95,277	387,093	106,687				106,687

Add: Add’l Disc Ops Exp,post filing	14,546	8,444	8,775	431	1,978	—				—

Total Consol. Exp, per 10-Q / K	$116,461	$100,904	$106,210	$95,708	$389,071	$106,687				$106,687

RECONCILIATION OF NOI

	1Q06	2Q06	3Q06	4Q06	FYE ’06	1Q07	2Q07	3Q07	4Q07	YTD ’07
Divisional Total NOI
Multifamily	$46,706	$46,614	$46,980	$50,538	$190,839	$45,146				$45,146
Office	29,356	29,655	26,435	27,168	112,615	25,194				25,194
Retail	20,605	19,320	18,339	21,058	79,321	17,859				17,859

Total Divisional NOI	96,667	95,589	91,754	98,764	382,775	88,199				88,199

Less: Unconsolidated NOI	(10,042)	(9,996)	(9,988)	(10,188)	(40,224)	(8,597)				(8,597)
Discontinued Operations	(15,850)	(14,376)	(13,066)	(11,312)	(54,603)	(5,958)				(5,958)
Unallocated Corporate Rev	4,108	4,592	4,805	4,170	17,675	3,243				3,243
Other Expense	(215)	(219)	(236)	(222)	(892)	44				44
Construction NOI	770	128	215	(41)	1,072	414				414
Property Management Exp	(3,711)	(2,831)	(3,258)	(2,790)	(12,590)	(3,490)				(3,490)
General & Administrative Exp	(5,263)	(4,483)	(6,279)	(5,073)	(21,098)	(6,113)				(6,113)
Management Fee and Other Exp	(2,540)	(3,453)	(3,051)	(3,574)	(12,618)	(2,943)				(2,943)
Depreciation	(34,342)	(32,300)	(32,700)	(33,369)	(132,711)	(34,514)				(34,514)
Amortization	(6,984)	(3,336)	(4,479)	(4,798)	(19,597)	(5,725)				(5,725)
Impairment Charge	—	—	—	(1,600)	(1,600)	—				—

Income from Operations	22,598	29,315	23,717	29,967	105,582	24,560				24,560
Total Other Income (Expense)	(21,854)	(1,447)	(30,755)	52,287	(1,769)	(18,703)				(18,703)

Income from Contin’g Ops (1)	744	27,868	(7,038)	82,254	103,822	5,857				5,857

Disc Ops	7,546	5,412	4,641	362	1,421	—				—
06 & 07 Disc Ops Other Inc(Exp)	(3,452)	—	—	—	2,854	—				—

Inc from Cont (1), per 10-Q / K	$4,838	$33,280	$(2,397)	$82,616	$108,097	$5,857				$5,857

Quarterly NOI from Properties Not Stabilized in that Quarter
Properties in Lease-up or CIP	415	1,093	1,581	1,000		1,035
Acquisitions	417	696	807	171		2,503
Notes:

(1)	Income from Continuing Operations before extraordinary items, minority interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with FAS 144.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
NOI FROM DISCONTINUED OPERATIONS
NOI as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of March 31, 2007). A reconciliation of NOI from properties sold or held for sale to net income for these properties is as follows:

	(dollars in thousands)
	1Q06	1Q07
Income from discontinued operations	$6,049	$4,671
Interest expense, net	2,745	895
Depreciation and amortization expenses	6,505	391
Other	551	1

NOI from discontinued operations	15,850	5,958

NOI from assets sold	10,009	112
NOI from assets held for sale	5,841	5,846

NOI from discontinued operations	$15,850	$5,958

EBITDA RECONCILIATION

	1Q06	2Q06	3Q06	4Q06	FYE ’06	1Q07	2Q07	3Q07	4Q07	YTD ’07
Net Income to Common S/H	$5,502	$28,495	$14,732	$132,151	$180,449	$31,856				$31,856
Consolidated
Minority Interest	1,324	6,674	3,389	30,317	42,135	7,279				7,279
(Inc)/Loss — Uncons. Assets	572	1,433	2,158	(38,929)	(34,766)	(6,814)				(6,814)
Preferred Dividends	7,911	7,518	6,363	6,361	28,153	6,304				6,304
Preferred Share Issuance Costs	159	1,924	45	—	2,128	—				—
Interest Expense	32,407	31,341	31,937	32,092	127,777	27,904				27,904
Income Tax Expense	2,578	4,478	2,202	2,901	12,159	2,502				2,502
Depreciation & Amortization	49,952	41,878	41,606	41,728	175,164	40,630				40,630
(Gain)/Loss on Sale (Cont & Disc)	(18,314)	(43,425)	(27,443)	(124,201)	(213,383)	(38,401)				(38,401)
Gain/(Loss)-Undeprec Prop *(1)	5,487	12,685	7,676	32,590	58,438	6,381				6,381

EBITDA from Consolidated Props	87,578	93,001	82,665	115,010	378,254	77,641				77,641

Unconsolidated
Reverse: Inc/(Loss) — Uncons	(572)	(1,433)	(2,158)	38,929	34,766	6,814				6,814
Interest Expense	5,631	5,965	6,318	6,103	24,017	5,240				5,240
Depreciation & Amortization	4,639	5,891	5,407	5,722	21,659	5,149				5,149
(Gain)/Loss on Sale of Prop	(240)	(960)	(134)	(41,948)	(43,282)	(8,481)				(8,481)

EBITDA	$97,036	$102,464	$92,098	$123,816	$415,414	$86,363				$86,363

(1)	The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in EBITDA, as this is a recurring source of cash.
EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understandinig and assessing the Company’s financial performance.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF SEC COVERAGE RATIOS

	1Q06	YTD ’06	1Q07	YTD ’07
Earnings
Net Income (before pfd share)	$11,760	$11,760	$36,347	$36,347
Discontinued Operations:
(Income)/Loss from Discontinued Operations	(6,049)	(6,049)	(4,671)	(4,671)
Minority Interest in CRLP	2,775	2,775	7,336	7,336
(Gains)/Losses on Disposal of Discontinued Operations, net of income taxes	(9,202)	(9,202)	(34,809)	(34,809)
Minority Interest of Limited Partners	945	945	42	42
CRLP Min Int. — Common U/H	(1,452)	(1,452)	(57)	(57)
(Gains)/Losses from Sales of Property, net of income taxes	(7,330)	(7,330)	(1,317)	(1,317)
Minority Interest of Limited Partners	154	154	(144)	(144)
Other	1,424	1,424	294	294
(Income)/Loss from Unconsolidated Entities	572	572	(6,814)	(6,814)

	(6,403)	(6,403)	(3,793)	(3,793)
Amort of Interest Capitalized	600	600	650	650
Capitalized Interest	(2,894)	(2,894)	(6,245)	(6,245)
Distrib from Unconsolidated Entities	1,915	1,915	2,335	2,335
Fixed Charges, from below	38,643	38,643	37,619	37,619

Earnings	31,861	31,861	30,566	30,566

Fixed Charges
Interest Expense	32,407	32,407	27,904	27,904
Capitalized Interest	2,894	2,894	6,245	6,245
Amort of Deferred Finan’g Costs	1,529	1,529	1,657	1,657
Distrib to Series B Pfd Unitholders	1,813	1,813	1,813	1,813

Total	38,643	38,643	37,619	37,619

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series B, C, D & E	6,099	6,099	4,491	4,491

Total	$44,742	$44,742	$42,110	$42,110

Reconciliation of Supplemental Coverage Ratios

	1Q06	YTD ’06	1Q07	YTD ’07
Interest Coverage Denominator
Interest Expense	$32,407	$32,407	$27,904	$27,904
Interest Exp. — Unconsolidated	5,631	5,631	5,240	5,240

Total Interest Expense	38,038	38,038	33,144	33,144

Fixed Charge Denominator
Add: Preferred Dividend Pmts	7,911	7,911	6,304	6,304
Debt Principal Amortization	1,644	1,644	1,588	1,588
Debt Prin Amort — Unconsolidated	180	180	140	140

Total Fixed Charges	47,773	47,773	41,176	41,176

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	2,894	2,894	6,245	6,245

Total Fixed Charges w/ Cap Int	$50,667	$50,667	$47,421	$47,421

See page 36 for EBITDA Reconciliation.
DIVIDEND SUMMARY

	1Q06	2Q06	3Q06	4Q06	FYE ’06	1Q07	2Q07	3Q07	4Q07	YTD ’07
Price per Share (End of Period)	$50.13	$49.40	$47.81	$46.88		$45.67				$45.67
Dividend Per Share	$0.680	$0.680	$0.680	$0.680	$2.720	$0.680				$0.680
Dividend Yield (End of Period)	5.4%	5.5%	5.7%	5.8%		6.0%				6.0%
Payout
Dividend/EPS — Diluted	566.7%	109.7%	212.5%	23.9%	69.4%	98.6%				98.6%
Dividend/FFO — Diluted	83.0%	77.4%	86.5%	51.1%	71.6%	87.6%				87.6%
See page 6 for a reconciliation of Net Income to Common S/H to Funds from Operations. Dividend/FFO - Diluted is useful to investors as an additional measure to determine the Company’s ability to pay its dividend.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
Multifamily Scheduled Base Rent per Unit Per Month Reconciliation

	1Q06	2Q06	3Q06	4Q06	1Q07	2Q07	3Q07	4Q07
Same-Property
Scheduled Rent	$837	$842	$843	$846	$849
Less: Vacancy & Concessions *(1)	(140)	(142)	(134)	(129)	(137)

Rent / Unit — Consolidated Assets	$697	$700	$709	$717	$712

Total Division
Effective Monthly Rent/Unit	682	683	702	710	870
Effect of Unconsolidated Assets	(8)	3	(2)	—	(151)

Rent / Unit — Consolidated Assets	$674	$686	$700	$710	$719

To Reconcile to Total Division Rent
Mult by: # of Months in Qtr	3	3	3	3	3
Mult by: Avg # of Cons. Units for Pd	30,612	30,916	32,286	31,447	30,909

Revenue	$61,901	$63,606	$67,802	$66,977	$65,619

The Company believes Scheduled Base Rent is useful to investors as a measure of indicated monthly market rents and the maximum potential revenue per unit that is currently achievable. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.
Notes:
(1) [Sched base rents less vacancy loss, all concessions (including but not limited to: renewals, move-ins, models, employee units), and bad debts] /sched base rents
Office Base Rent per SF Reconciliation

	1Q06	2Q06	3Q06	4Q06	1Q07	2Q07	3Q07	4Q07
Same-Property
Cash Rent per SF	$17.59	$18.10	$18.53	$18.61	$18.02
Effects of Concessions & Contractual Rent Increases	0.97	0.85	0.60	0.51	0.77

S-L Rents per SF — Consolidated	$18.56	$18.95	$19.13	$19.12	$18.79

Total Division
Cash Rent per SF	$18.22	$18.78	$19.04	$18.79	$18.58
Concess. & Contract. Rent Incr.	1.32	1.13	0.83	0.86	0.92

Straight-Lined Rents per SF	19.54	19.91	19.87	19.65	19.50

Effect of Unconsolidated Assets	(0.39)	(0.38)	(0.60)	(0.60)	(0.69)

S-L Rents per SF — Consolidated	$19.15	$19.53	$19.27	$19.05	$18.81

To Reconcilie to Total Division Rent
Div by: # of Qtrs In Yr	4	4	4	4	4
Mult by: Avg Occupied SF — Cons.	8,953	7,313	6,522	6,310	6,114

Revenue	$42,863	$35,707	$31,427	$30,050	$28,748

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.
Retail Base Rent per SF Reconciliation from Cash Rents to Straight Line

	1Q06	2Q06	3Q06	4Q06	1Q07	2Q07	3Q07	4Q07
Same-Property
Cash Rent per SF	$17.97	$18.12	$18.02	$18.11	$18.10
Effects of Concessions & Contractual Rent Increases	0.09	0.11	0.11	0.11	0.13

Straight-Line Rent per SF	18.06	18.23	18.13	18.22	18.23

Effect of Unconsolidated Assets	(1.15)	(1.11)	(1.18)	(1.16)	—

S-L Rents per SF — Consolidated	$16.91	$17.12	$16.95	$17.06	$18.23

Total Division
Cash Rent per SF	$19.73	$19.96	$19.96	$20.18	$20.40
Concess. & Contract. Rent Incr.	0.26	0.27	0.30	0.23	0.27

Straight-Line Rent per SF	19.99	20.23	20.26	20.41	20.67

Unconsolidated Assets	(2.23)	(2.49)	(2.49)	(2.47)	(2.48)

S-L Rents per SF — Consolidated	$17.76	$17.74	$17.77	$17.94	$18.19

To Reconcilie to Total Center Minimum Rent Less: Effects of Ten>10K	(6.54)	(7.21)	(7.50)	(7.07)	(7.32)

S-L Rents for Centers — Consolidated	11.22	10.53	10.27	10.87	10.87
Div by: # of Qtrs In Yr	4	4	4	4	4
Mult by: Avg Occupied SF — Consolidated	6,679	6,381	6,442	6,246	5,830

Minimum Rents	$18,738	$16,800	$16,544	$16,978	$15,839

     The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Uncons. assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
CAPITAL EXPENDITURES

	1Q06	2Q06	3Q06	4Q06	FYE ’06	1Q07	2Q07	3Q07	4Q07	YTD ’07
Regular Maintenance
Multifamily	$1,819	$5,948	$5,602	$9,990	$23,359	$3,883				$3,883
Office	1,113	1,111	1,509	3,947	7,680	1,265				1,265
Retail	340	1,258	725	80	2,403	350				350

Total Regular Maintenance	3,272	8,317	7,836	14,017	33,442	5,498				5,498
Less: Unconsolidated	(751)	(688)	(721)	(873)	(3,033)	(990)				(990)

Reg. Maint., Consolidated	2,521	7,629	7,115	13,144	30,409	4,508				4,508

Revenue-Enhancing
Multifamily	115	128	1,047	223	1,513	225				225
Office	—	—	—	—	—	—				—
Retail	192	345	453	668	1,658	201				201

Total Rev-Enhancing	307	473	1,500	891	3,171	426				426
Less: Unconsolidated	(7)	(32)	(51)	(62)	(152)	(167)				(167)

Rev-Enhanc, Consolidated	300	441	1,449	829	3,019	259				259

Administrative
Multifamily	348	135	146	72	701	456				456
Office	37	—	7	11	55	—				—
Retail	6	3	1	—	10	14				14
Corporate	429	513	92	468	1,502	531				531

Total Administrative	820	651	246	551	2,268	1,001				1,001
Less: Unconsolidated	—	—	—	—	—	—				—

Admin., Consolidated	820	651	246	551	2,268	1,001				1,001

Total Capital Expenditures	4,399	9,441	9,582	15,459	38,881	6,925				6,925
Less: Unconsolidated	(758)	(720)	(772)	(935)	(3,185)	(1,157)				(1,157)

Capital Exp., Consolidated	$3,641	$8,721	$8,810	$14,524	$35,696	$5,768				$5,768

Acquisition-Related Capital Exp.	70	18	215	510	813	(45)				(45)
See Note 1 Under Investment Activity, page 9.
TENANT IMPROVEMENTS & LEASING COMMISSIONS

Tenant Improvements
Multifamily	$—	$—	$—	$—	$—	$—	$—
Office	4,449	5,695	3,815	4,073	18,032	1,112	1,112
Retail	1,332	1,704	1,874	3,270	8,180	1,377	1,377

Total Tenant Improvements	5,781	7,399	5,689	7,343	26,212	2,489	2,489
Less: Unconsolidated	(740)	(779)	(568)	(687)	(2,774)	(540)	(540)
Add: TI — Developments	2,431	54	130	80	2,695	5,476	5,476

Consolidated	$7,472	$6,674	$5,251	$6,736	$26,133	$7,425	$7,425

Leasing Commissions
Multifamily	$—	$—	$—	$—	$—	$—	$—
Office	2,561	839	2,047	2,078	7,525	839	839
Retail	846	478	607	537	2,468	702	702

Total Leasing Comissions	3,407	1,317	2,654	2,615	9,993	1,541	1,541
Less: Unconsolidated	(1,060)	(166)	(369)	(811)	(2,406)	(353)	(353)

Consolidated	$2,347	$1,151	$2,285	$1,804	$7,587	$1,188	$1,188

     See Note 1 Under Investment Activity, page 9.

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Occupancy Listing

			%	Total
Property	Location		Own	Units	SF (000s)	1Q06	2Q06	3Q06	4Q06	1Q07	S-P
CONSOLIDATED PROPERTIES
Ashley Park	Richmond	VA	100%	272	194.5	93.4%	91.5%	94.9%	95.6%	98.9%	S
Autumn Park	Greensboro	NC	100%	402	403.8	94.0%	91.5%	91.8%	94.3%	96.8%	S
Brookfield	Dallas	TX	100%	232	165.7	98.3%	93.1%	99.1%	94.4%	96.6%	S
Cape Landing	Myrtle Beach	SC	100%	288	268.6	97.2%	98.3%	96.5%	91.7%	95.5%	S
CG at Arringdon	Raleigh	NC	100%	320	311.2	95.0%	97.5%	95.0%	96.6%	96.2%	S
CG at Barrett Creek	Atlanta	GA	100%	332	310.0	97.6%	95.5%	98.2%	97.6%	98.2%	S
CG at Bear Creek (Euless)	Fort Worth	TX	100%	436	395.1	95.4%	93.8%	95.9%	95.9%	96.6%	S
CG at Bellevue	Nashville	TN	100%	349	344.0	91.7%	95.4%	93.7%	95.4%	96.8%	S
CG at Berkeley Lake	Atlanta	GA	100%	180	244.2	96.7%	96.1%	98.3%	96.1%	96.7%	S
CG at Beverly Crest	Charlotte	NC	100%	300	278.7	96.3%	94.3%	95.7%	90.7%	94.0%	S
CG at Crabtree Valley	Raleigh	NC	100%	210	209.7	96.2%	92.4%	97.6%	97.1%	95.7%	S
CG at Cypress Cove	Charleston	NC	100%	264	304.0				96.6%	92.0%
CG at Edgewater I	Huntsville	Al	100%	500	541.4	98.6%	96.8%	98.2%	96.0%	91.2%	S
CG at Hammocks	Savannah	GA	100%	308	323.8	95.5%	92.9%	95.5%	96.4%	97.1%	S
CG at Heather Glen	Orlando	FL	100%	448	523.2	100.0%	99.1%	99.1%	99.6%	100.0%	S
CG at Heathrow	Orlando	FL	100%	312	353.0	99.7%	96.5%	94.9%	94.2%	98.1%	S
CG at Hunter’s Creek	Orlando	FL	100%	496	624.5	97.0%	97.4%	95.0%	97.4%	97.0%	S
CG at Inverness Commons	Phoenix	AZ	100%	300	267.9					81.7%
CG at Lakewood Ranch	Sarasota	FL	100%	288	301.7	97.9%	97.9%	97.6%	96.9%	99.7%	S
CG at Legacy Park	Charlotte	NC	100%	288	300.8	96.5%	96.2%	93.8%	94.8%	94.8%	S
CG at Liberty Park	Birmingham	AL	100%	300	338.7	96.7%	97.7%	96.7%	96.0%	97.0%	S
CG at Madison	Huntsville	AL	100%	336	354.6	98.5%	96.4%	95.2%	94.9%	98.5%	S
CG at Mallard Creek	Charlotte	NC	100%	252	232.6	96.4%	96.4%	92.9%	95.6%	95.6%	S
CG at Mallard Lake	Charlotte	NC	100%	302	300.8	95.7%	93.0%	97.0%	93.7%	93.4%	S
CG at McDaniel Farm	Atlanta	GA	100%	424	456.8		95.0%	93.4%	94.8%	96.5%
CG at McGinnis Ferry	Atlanta	GA	100%	434	509.5	97.7%	96.3%	95.9%	90.6%	96.3%	S
CG at Mount Vernon	Atlanta	GA	100%	213	257.2	98.1%	98.6%	94.8%	95.3%	95.8%	S
CG at Natchez Trace	Jackson	MS	100%	328	342.8	95.1%	98.5%	96.0%	94.8%	94.2%	S
CG at Old Town Scottsdale N	Phoenix	AZ	100%	208	181.9					89.4%
CG at Old Town Scottsdale S	Phoenix	AZ	100%	264	234.1					89.0%
CG at Patterson Place	Raleigh	NC	100%	252	236.8	96.0%	96.0%	95.2%	95.2%	96.4%	S
CG at Pleasant Hill	Atlanta	GA	100%	502	501.8			94.2%	93.4%	94.0%
CG at Quarterdeck	Charleston	SC	100%	230	218.9	97.4%	98.3%	97.8%	94.8%	94.8%	S
CG at River Oaks	Atlanta	GA	100%	216	276.2	93.5%	100.0%	97.2%	94.9%	99.1%	S
CG at River Plantation	Atlanta	GA	100%	232	310.4	93.5%	99.6%	94.4%	94.0%	97.0%	S
CG at Round Rock	Austin	TX	100%	422	429.7	LU	LU	LU	LU	98.1%
CG at Scottsdale	Phoenix	AR	100%	180	182.9			93.3%	95.6%	95.0%
CG at Seven Oaks	Tampa	FL	100%	318	301.5	100.0%	99.1%	98.7%	96.5%	95.9%	S
CG at Shelby Farms	Memphis	TN	100%	296	317.6	95.9%	97.3%	95.6%	93.9%	95.6%	S
CG at Shiloh	Atlanta	GA	100%	498	533.4			95.2%	95.8%	97.2%
CG at Silverado	Austin	TX	100%	238	239.6	94.1%	96.6%	93.3%	95.8%	97.5%	S
CG at Silverado Reserve	Austin	TX	100%	256	266.4	LU	LU	LU	94.1%	97.7%
CG at Sugarloaf	Atlanta	GA	100%	250	328.6	99.6%	94.4%	95.2%	97.2%	98.8%	S
CG at The Reservoir	Jackson	MS	100%	170	195.4	97.6%	98.2%	99.4%	97.1%	98.2%	S
CG at TownPark (Lake Mary)	Orlando	FL	100%	456	564.1	97.1%	93.4%	96.1%	94.5%	94.5%	S
CG at TownPark Reserve	Orlando	FL	100%	80	77.4	100.0%	100.0%	100.0%	97.5%	97.5%	S
CG at Trinity Commons	Raleigh	NC	100%	462	484.4	94.2%	91.6%	95.9%	94.8%	93.3%	S
CG at University Center	Charlotte	NC	100%	156	167.0				94.2%	97.4%
CG at Valley Ranch	Dallas	TX	100%	396	462.1	97.2%	97.0%	96.2%	97.2%	93.7%	S
CG at Wilmington	Wilmington	NC	100%	390	355.9	93.3%	98.2%	98.5%	96.4%	95.9%	S
Cottonwood Crossing	Fort Worth	TX	100%	200	150.2	93.0%	93.5%	97.0%	98.5%	95.5%	S
CV at Ashford Place	Mobile	AL	100%	168	145.6	99.4%	98.8%	99.4%	98.2%	98.2%	S
CV at Bear Creek	Fort Worth	TX	100%	120	90.6	97.5%	97.5%	95.8%	98.3%	100.0%	S
CV at Bedford	Fort Worth	TX	100%	238	157.6	97.1%	95.0%	98.3%	97.9%	98.3%	S
CV at Canyon Hills	Austin	TX	100%	229	183.1	99.6%	98.7%	99.1%	99.1%	100.0%	S
CV at Chancellor Park	Charlotte	NC	100%	340	326.4			98.2%	96.8%	93.2%
CV at Charleston Place	Charlotte	NC	100%	214	172.4	96.7%	97.7%	95.8%	91.6%	94.4%	S

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Occupancy Listing

			%	Total
Property	Location		Own	Units	SF (000s)	1Q06	2Q06	3Q06	4Q06	1Q07	S-P
CV at Chase Gayton	Richmond	VA	100%	328	311.2	94.5%	95.1%	91.5%	94.2%	95.4%	S
CV at Deerfield	Raleigh	NC	100%	204	198.2	94.1%	94.6%	94.1%	95.6%	93.1%	S
CV at Grapevine I & II	Fort Worth	TX	100%	450	380.5	97.8%	95.8%	97.8%	98.0%	96.7%	S
CV at Greenbrier	Washington D.C.	VA	100%	258	218.2	96.5%	98.8%	99.6%	99.2%	97.7%	S
CV at Greentree	Savannah	GA	100%	194	165.2	98.5%	97.4%	100.0%	99.0%	96.4%	S
CV at Greystone	Charlotte	NC	100%	408	387.0	96.8%	93.4%	96.6%	93.9%	93.4%	S
CV at Hampton Glen	Richmond	VA	100%	232	177.8	97.0%	97.0%	98.3%	96.6%	96.6%	S
CV at Hampton Pointe	Charleston	SC	100%	304	314.6	96.1%	98.0%	98.4%	97.4%	96.7%	S
CV at Harbour Club	Norfolk	VA	100%	214	193.2	95.3%	98.6%	94.4%	91.1%	96.7%	S
CV at Highland Hills	Raleigh	NC	100%	264	277.3	92.4%	87.9%	95.1%	95.8%	93.6%	S
CV at Huntington	Savannah	GA	100%	147	121.1	98.0%	98.0%	98.6%	98.6%	94.6%	S
CV at Huntleigh Woods	Mobile	AL	100%	233	198.9	99.1%	97.0%	98.7%	94.8%	97.9%	S
CV at Inverness	Birmingham	AL	100%	586	508.6	93.3%	98.1%	97.1%	95.7%	96.4%	S
CV at Main Park	Dallas	TX	100%	192	180.3	97.9%	93.2%	99.5%	98.4%	96.4%	S
CV at Marsh Cove	Savannah	GA	100%	188	197.2	98.4%	100.0%	99.5%	95.7%	94.7%	S
CV at Meadow Creek	Charlotte	NC	100%	250	230.4	94.4%	96.0%	94.8%	96.4%	98.4%	S
CV at Mill Creek	Greensboro	NC	100%	220	209.7	96.4%	95.0%	96.8%	97.3%	96.8%	S
CV at North Arlington	Fort Worth	TX	100%	240	190.5	93.8%	95.0%	95.8%	95.4%	97.5%	S
CV at Oak Bend	Dallas	TX	100%	426	382.7			95.1%	97.4%	96.9%
CV at Pear Ridge	Dallas	TX	100%	242	198.5	97.9%	97.5%	98.8%	95.9%	97.9%	S
CV at Pinnacle Ridge	Asheville	NC	100%	166	146.9	99.4%	97.6%	100.0%	99.4%	99.4%	S
CV at Quarry Oaks	Austin	TX	100%	533	470.0	94.4%	95.3%	95.3%	96.4%	96.1%	S
CV at Shoal Creek	Fort Worth	TX	100%	408	388.4		95.6%	97.5%	95.8%	96.1%
CV at Sierra Vista	Austin	TX	100%	232	205.6	95.7%	100.0%	99.6%	98.3%	96.6%	S
CV at South Tryon	Charlotte	NC	100%	216	236.1	96.8%	98.1%	96.8%	95.8%	96.3%	S
CV at Stone Point	Charlotte	NC	100%	192	172.9	95.3%	99.5%	99.0%	96.4%	99.0%	S
CV at Timber Crest	Charlotte	NC	100%	282	273.4	94.7%	97.5%	95.4%	94.7%	93.3%	S
CV at Tradewinds	Norfolk	VA	100%	284	279.9	97.9%	96.1%	97.9%	97.2%	94.7%	S
CV at Trussville	Birmingham	AL	100%	376	410.3	98.1%	96.5%	96.0%	92.3%	97.1%	S
CV at Twin Lakes	Orlando	FL	100%	460	417.8	98.9%	96.5%	97.8%	93.0%	97.2%	S
CV at Waterford	Richmond	VA	100%	312	288.8	95.2%	95.2%	88.5%	99.7%	97.1%	S
CV at Waters Edge	Charleston	SC	100%	204	187.6	96.1%	96.1%	98.0%	95.6%	96.1%	S
CV at West End	Richmond	VA	100%	224	137.3	99.1%	95.5%	96.9%	97.3%	97.8%	S
CV at Westchase	Charleston	SC	100%	352	258.2	96.9%	98.0%	97.4%	99.1%	97.2%	S
CV at Willow Creek	Dallas	TX	100%	478	426.9		94.8%	95.4%	97.3%	95.2%
CV at Windsor Place	Charleston	SC	100%	224	213.4	95.5%	97.3%	97.3%	93.3%	98.2%	S
Glen Eagles	Greensboro	NC	100%	310	313.5	95.2%	94.5%	95.2%	95.5%	97.7%	S
Heatherwood	Charlotte	NC	100%	476	438.6	92.0%	91.0%	91.0%	93.9%	94.3%	S
Mayflower Seaside	Norfolk	VA	100%	265	172.8	97.4%	97.0%	94.0%	87.9%	95.1%	S
Paces Cove	Dallas	TX	100%	328	219.7	94.2%	97.0%	97.9%	94.5%	97.3%	S
Paces Point	Dallas	TX	100%	300	228.7	97.7%	95.7%	96.0%	92.0%	98.3%	S
Parkside at Woodlake	Raleigh	NC	100%	266	255.1	96.2%	98.1%	94.7%	97.7%	94.7%	S
Remington Hills	Dallas	TX	100%	362	346.6	92.0%	98.1%	98.1%	97.8%	98.1%	S
Summer Tree	Dallas	TX	100%	232	136.3	94.8%	97.4%	97.4%	98.3%	97.8%	S
Trolley Square East	Richmond	VA	100%	328	170.3	99.1%	89.9%	96.0%	93.9%	96.0%	S
Trophy Chase I	Charlottesville	VA	100%	425	369.7	95.3%	94.1%	93.6%	92.7%	94.8%	S

TOTAL CONSOLIDATED	103			30,910	29,756.5	95.9%	95.4%	95.6%	95.5%	96.0%

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Occupancy Listing

		%	Total
Property	Location	Own	Units	SF (000s)	1Q06	2Q06	3Q06	4Q06	1Q07	S-P
UNCONSOLIDATED PROPERTIES

Auberry at Twin Creeks	Dallas	TX	15%	240	214.4					80.0%
Belterra	Fort Worth	TX	10%	288	278.3					94.1%
CG at Brentwood	Nashville	TN	25%	254	286.9	96.1%	98.4%	95.3%	95.7%	97.6%
CG at Huntcliff	Atlanta	GA	20%	358	364.6	97.2%	96.4%	95.5%	96.9%	97.8%
CG at Mountain Brook	Birmingham	AL	15%	392	392.7	98.7%	95.9%	93.9%	96.7%	98.7%
CG at Research Park (Durham)	Raleigh	NC	20%	370	383.7	91.9%	91.6%	86.5%	97.1%	95.6%
CG at Palma Sola	Sarasota	FL	25%	340	293.3	99.7%	97.6%	97.4%	92.7%	93.8%
Colony Woods	Birmingham	AL	10%	414	450.7	94.0%	94.2%	95.9%	91.3%	90.8%
Cunningham	Austin	TX	20%	280	257.3	98.2%	97.9%	98.9%	98.6%	97.9%
CV at Hendersonville	Nashville	TN	25%	364	341.8	93.4%	97.8%	93.4%	96.2%	99.5%
CV at Matthews	Charlotte	NC	25%	270	255.7	94.1%	97.8%	98.1%	91.5%	93.0%
CV at Rocky Ridge	Birmingham	AL	15%	226	258.9	98.2%	92.5%	94.7%	95.6%	97.3%
Fairmont at Fossil Creek	Fort Worth	TX	15%	240	223.3					92.1%
Madison	Birmingham	AL	10%	276	249.3	95.7%	96.7%	96.0%	93.5%	96.4%
Meadows	Birmingham	AL	10%	400	465.6	95.8%	93.8%	92.8%	93.3%	96.2%
Merritt at Godley Station	Savannah	GA	35%	312	337.3	98.7%	97.8%	98.7%	95.8%	95.2%
Park Crossing	Fairfield	CA	10%	200	209.9					LU
Stone Ridge	Columbia	SC	10%	191	199.2	85.3%	81.2%	81.7%	92.1%	90.6%
The Arbors at Windsor Lake	Columbia	SC	10%	228	216.2	96.9%	98.2%	96.9%	94.3%	92.5%
The Grove at Riverchase	Birmingham	AL	20%	345	344.6	94.8%	95.9%	93.0%	93.3%	96.2%

TOTAL UNCONSOLIDATED	19			5,788	5,813.9

UNCONSOLIDATED WTD FOR CLP % OWNED				1,031	1,033.9	96.0%	96.1%	94.5%	94.9%	95.3%

PROPERTIES SOLD

Arabian Trails	Phoenix	AZ	20%	384	347.2	97.7%	97.9%	96.4%
Arbor Trace	Norfolk	VA	100%	148	125.2	98.6%
Beacon Hill	Charlotte	NC	100%	349	256.1	94.0%	94.0%	95.1%	94.6%
Casas Lindas	Tuscon	AZ	24%	144	160.6	100.0%	100.0%	97.2%
CG at Barrington Club	Macon	GA	15%	176	191.9
CG at Bayshore	Sarasota	FL	25%	376	374.2	99.2%	97.1%	97.6%	93.1%
CG at Cypress Crossing	Orlando	FL	100%	250	314.6	95.2%
CG at Enclave	Atlanta	GA	100%	200	226.9	93.5%	94.5%	97.0%	96.0%
CG at Galleria	Birmingham	AL	100%	1,080	1,205.7	95.2%	97.3%	96.7%
CG at Inverness Lakes II	Mobile	AL	5%	312	329.9
CG at Metrowest***	Orlando	FL	100%	311	313.5
CG at Promenade	Montgomery	AL	100%	384	487.2	95.8%	88.8%	94.3%	92.2%
CG at Riverchase	Birmingham	AL	100%	468	745.8	97.9%	97.0%	99.8%
CG at Whitemarsh	Savannah	GA	100%	352	417.9
Clarion Crossing	Raleigh	NC	100%	260	227.1	95.4%	93.5%	95.4%	97.7%
Colonia del Rio	Tuscon	AZ	24%	176	177.9	94.9%	98.3%	93.2%
Copper Crossing	Fort Worth	TX	100%	400	308.4
CV at Caledon Wood	Greenville	SC	100%	350	348.3
CV at Estrada	Dallas	TX	100%	248	190.6
CV at Haverhill	San Antonio	TX	100%	322	325.1	97.8%	97.5%	96.9%
CV at Hillwood	Montgomery	AL	15%	160	150.9
CV at Inverness Lakes	Mobile	AL	15%	186	176.5
CV at Poplar Place	Atlanta	GA	100%	324	299.7	99.1%	96.9%	96.3%	89.5%
CV at Paces Glen	Charlotte	NC	100%	172	156.3
CV at Regency Place	Raleigh	NC	100%	180	156.9	93.3%	95.6%	93.9%	95.0%
CV at Remington Place	Raleigh	NC	100%	136	159.6
CV at Research Park	Huntsville	AL	100%	736	809.3	97.1%	96.9%	97.3%
CV at Spring Lake	Atlanta	GA	100%	188	189.7	97.3%	95.2%	96.3%	94.1%
CV at Stockbridge	Atlanta	GA	15%	240	253.2
CV at Stone Brook	Atlanta	GA	100%	188	176.2
CV at Timothy Woods	Athens	GA	100%	204	211.4	96.6%	95.6%	91.2%	94.1%

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Occupancy Listing

			%	Total
Property	Location		Own	Units	SF (000s)	1Q06	2Q06	3Q06	4Q06	1Q07	S-P
Desert Lakes	Las Vegas	NV	24%	184	188.4	96.2%	97.8%	95.1%
Fairway Crossing	Phoenix	AZ	24%	310	303.2	95.2%	97.1%	92.9%
Hacienda del Rio	Tuscon	AZ	24%	248	152.5	97.6%	98.0%	96.4%
La Entrada	Phoenix	AZ	20%	130	112.8	98.5%	97.7%	97.7%
Merritt at James Island***	Charleston	SC	100%	230	262.2
PH at Harbor View	Chattanooga	TN	0%	308	310.0
Pinnacle Estates	Albuquerque	NM	24%	294	313.4	94.9%	95.2%	91.5%
Pinnacle Flamingo West	Las Vegas	NV	24%	324	320.4	93.8%	96.3%	97.2%
Pinnacle Heights	Tuscon	AZ	24%	310	339.4	98.4%	98.4%	96.5%
Pinnacle High Desert	Albuquerque	NM	24%	430	478.0	94.7%	96.5%	95.3%
Pinnacle High Resort	Albuquerque	NM	24%	301	322.8	94.4%	96.3%	97.3%
Posada del Este	Phoenix	AZ	24%	148	128.9	95.9%	94.6%	93.2%
Rancho Viejo	Phoenix	AZ	20%	266	207.4	97.4%
Rivermont Apartments	Nashville	TN	0%	106	115.3
Springhill	Tuscon	AZ	24%	224	175.5	97.8%	98.2%	97.8%
Summerwalk	Charlotte	NC	100%	160	135.1
Summit Place	Charleston	SC	0%	226	200.0
Talavera	Las Vegas	NV	24%	350	353.7	94.0%	98.6%	98.0%
The Meadows I	Asheville	NC	100%	392	387.0
Preserve at Godley Station I	Savannah	GA	0%	220	239.2
Preserve at Godley Station II	Savannah	GA	0%	160	165.0
The Timbers	Raleigh	NC	100%	176	131.2
The Trestles	Raleigh	NC	100%	280	217.3

TOTAL SOLD	54			15,181	15,372.7	96.2%	96.0%	96.3%	93.8%

THIRD-PARTY MANAGED PROPERTIES
Angel Park	Las Vegas	AZ	0%	248	280.1
Courtney’s Bay	Las Vegas	AZ	0%	180	171.6
Deer Creek	Las Vegas	AZ	0%	330	143.4
Fairway at Cave Creek	Phoenix	AZ	0%	376	291.1
Hawthorne Groves	Orlando	FL	0%	328	362.8
Hawthorne Village	Daytona Beach	FL	0%	378	414.1
Monte D’oro	Birmingham	AL	0%	200	295.8
Morgan Park	Phoenix	AZ	0%	428	289.9
PH Coursey Place	Baton Rouge	LA	0%	352	344.3
PH Rocky Ridge	Atlanta	GA	0%	300	347.3
The park on Osborn	Phoenix	AZ	0%	185	128.9
Ventana Palms	Phoenix	AZ	0%	160	137.5

TOTAL MANAGED	12			3,465	3,206.9

Notes:
CG = Colonial Grand Apartments, Class A; CV = Colonial Village Apartments, Class B
LU = Properties in lease-up; these properties are not included in occupancies for Subtotals or Summary Categories.
S = Current year same-property portfolio: property has been in service for a full calendar year. Partial-owned properties are not included.
***Properties that are being converted to condominiums.

COLONIAL PROPERTIES TRUST
Office Portfolio Occupancy Listing

			%
Property	Location		Own	SF - 000s (1)	1Q06	2Q06	3Q06	4Q06	1Q07	S-P
CONSOLIDATED PROPERTIES
250 Commerce Center	Montgomery	AL		37.4	97.1%	97.1%	97.1%	97.1%	97.1%	S
901 Maitland	Orlando	FL		155.7	63.2%	66.1%	66.1%	66.1%	78.5%	S
AmSouth Center	Huntsville	AL		154.5	96.0%	95.4%	95.8%	94.6%	92.7%	S
Colonal Center at Colonnade	Birmingham	AL		419.4	99.6%	97.7%	99.0%	99.5%	99.7%	S
Colonial Center 100 at TownPark	Orlando	FL		153.6	100.0%	98.6%	100.0%	97.7%	100.0%	S
Colonial Center 200 at TownPark	Orlando	FL		155.2	100.0%	100.0%	97.7%	97.7%	100.0%	S
Colonial Center 300 at TownPark	Orlando	FL		149.5			LU	LU	LU
Colonial Center 600 at TownPark	Orlando	FL		199.6	100.0%	100.0%	100.0%	100.0%	100.0%	S
Colonial Center at Bayside	Tampa	FL		212.9	69.7%	70.6%	82.8%	98.2%	98.2%	S
Colonial Center Blue Lake	Birmingham	AL		166.7	99.1%	99.1%	99.9%	99.9%	98.6%	S
Colonial Center Heathrow	Orlando	FL		730.1	91.7%	97.9%	98.3%	88.2%	81.4%	S
Colonial Center Heathrow 1001	Orlando	FL		192.2	95.0%	97.0%	97.0%	97.0%	97.0%	S
Colonial Center Lakeside	Huntsville	AL		122.2	100.0%	97.4%	95.8%	98.4%	83.1%	S
Colonial Center at Research Park	Huntsville	AL		133.6	93.7%	93.7%	97.7%	100.0%	77.7%	S
Colonial Center at Research Place	Huntsville	AL		272.6	100.0%	98.0%	98.0%	98.0%	98.0%	S
Colonial Place I and II	Tampa	FL		370.7	92.6%	96.1%	96.1%	97.3%	86.8%	S
Colonial Plaza	Birmingham	AL		170.9	96.3%	96.3%	96.3%	96.3%	99.8%	S
Colonial TownPark Office — Lifestyle	Orlando	FL		33.4	100.0%	100.0%	100.0%	100.0%	100.0%	S
Concourse Center	Tampa	FL		294.4	94.7%	97.6%	98.4%	98.5%	99.6%	S
DRS Building	Huntsville	AL		215.5	100.0%	100.0%	100.0%	100.0%	100.0%	S
Esplanade	Charlotte	NC		202.8	55.9%	65.3%	67.7%	76.3%	78.0%	S
Independence Plaza	Birmingham	AL		106.2	99.7%	99.7%	99.7%	99.3%	90.1%	S
International Park	Birmingham	AL		211.0	98.1%	99.3%	99.3%	99.3%	99.3%	S
Northrup Grumman Building	Huntsville	AL		110.0					100.0%
The Peachtree (4)	Atlanta	GA		309.6	82.2%	83.0%	88.5%	88.6%	91.1%	S
The Peachtree 1125/1400 (4)	Atlanta	GA		7.0			100.0%	100.0%	100.0%
Perimeter Corporate Park	Huntsville	AL		234.8	88.9%	94.9%	96.8%	100.0%	94.0%	S
Progress Center	Huntsville	AL		222.0	95.2%	100.0%	97.7%	98.8%	98.8%	S
Research Park Office Center	Huntsville	AL		176.6	100.0%	100.0%	100.0%	100.0%	100.0%	S
Research Park Office Center #4	Huntsville	AL		59.9	100.0%	81.4%	100.0%	100.0%	86.6%	S
Research Park Plaza III and IV	Austin	TX		357.7	100.0%	100.0%	100.0%	100.0%	100.0%	S
Riverchase Center	Birmingham	AL		306.1	96.6%	79.7%	82.1%	82.1%	79.1%	S

TOTAL CONSOLIDATED	31			6,643.7	92.8%	93.5%	94.8%	94.7%	92.7%

UNCONSOLIDATED PROPERTIES
Atlanta Chamblee (2)	Atlanta	GA	15%	1,132.9	93.4%	94.3%	94.7%	95.1%	94.4%
Atlanta Perimeter (2)	Atlanta	GA	15%	182.0	86.8%	86.8%	85.3%	86.7%	88.8%
Atlantic Center Plaza (2)	Atlanta	GA	15%	499.6	90.2%	90.2%	92.1%	91.1%	91.8%
Baymeadows Way (2)	Jacksonville	FL	15%	224.3	100.0%	100.0%	100.0%	100.0%	100.0%
Broward Financial Center (2)	Ft.Lauderdale	FL	15%	325.5	79.2%	77.7%	78.4%	79.8%	80.1%
Charlotte University (2)	Charlotte	NC	15%	183.0	92.8%	90.9%	87.2%	87.2%	87.2%
Colonial Center Mansell Overlook	Atlanta	GA	15%	652.5		99.8%	95.1%	94.7%	95.6%
Decoverly (2)	Rockville	MD	15%	154.8	98.8%	98.8%	62.3%	62.3%	69.9%
Germantown Center (2)	Memphis	TN	15%	531.7	86.1%	84.8%	84.7%	85.8%	84.6%
Jacksonville Baymeadows (2)	Jacksonville	FL	15%	751.3	97.1%	96.6%	93.7%	92.2%	80.5%
Jacksonville JTB (2)	Jacksonville	FL	15%	416.8	100.0%	93.0%	93.0%	93.0%	100.0%
Lakeside & Shoppes at Mansell	Atlanta	GA	15%	35.7		92.7%	92.7%	89.1%	92.7%
Land Title Building	Birmingham	AL	33%	30.0	100.0%	100.0%	100.0%	100.0%	100.0%

COLONIAL PROPERTIES TRUST
Office Portfolio Occupancy Listing

			%
Property	Location		Own	SF - 000s (1)	1Q06	2Q06	3Q06	4Q06	1Q07	S-P
Las Olas Centre (2)	Ft.Lauderdale	FL	15%	469.2	83.3%	82.0%	84.5%	82.9%	76.5%
McGinnis Park (2)	Atlanta	GA	15%	202.2	58.6%	58.6%	66.1%	67.2%	64.1%
Orlando Central (2)	Orlando	FL	15%	617.5	85.4%	83.8%	84.0%	85.0%	85.3%
Orlando Lake Mary (2)	Orlando	FL	15%	304.3	83.1%	84.9%	91.0%	91.4%	88.2%
Orlando University (2)	Orlando	FL	15%	384.9	91.8%	90.7%	85.0%	90.2%	90.3%
Post Oak (2)	Houston	TX	15%	1,196.6	91.3%	92.9%	93.5%	95.7%	95.0%
Ravinia 3 (2)	Atlanta	GA	15%	800.7	74.8%	75.0%	75.4%	76.7%	77.6%
Signature Place (2)	Dallas	TX	15%	437.3	66.0%	72.9%	80.0%	77.2%	77.9%
Westchase (2)	Houston	TX	15%	184.3	92.2%	96.3%	96.3%	96.3%	96.3%

TOTAL UNCONSOLIDATED	22			9,717.0
UNCONSOLIDATED WTD FOR CLP % OWNED				1,463.0	87.5%	88.4%	88.1%	88.5%	87.6%

SOLD — LAST 5 QTRS
6600 Campus Circle (2)	Dallas	TX	15%	127.2	96.8%
Atlanta Gwinnett Place (2)	Atlanta	GA	15%	262.8	73.4%
Charlotte Vanguard (2)	Charlotte	NC	15%	527.5	72.7%	72.8%
Colonial Bank Centre	Miami	FL		235.5	90.5%	91.7%
Colonial Center Heathrow 500	Orlando	FL		75.9	100.0%	100.0%	100.0%
Colonial Center Mansell Overlook (3)	Atlanta	GA		652.5	99.8%
Interstate Park	Montgomery	AL		227.0	89.6%	91.4%	95.5%
Lakeside at Mansell (3)	Atlanta	GA		14.9	100.0%
Mansell 400 Business Park	Atlanta	GA		188.5	87.8%
Paragon Place 1 (2)	Richmond	VA	15%	145.1	98.9%
St.Petersburg Center (2)	Tampa	FL	15%	675.5	90.5%	88.4%	89.5%	90.0%
Shoppes at Mansell (3)	Atlanta	GA		20.9	87.5%	92.0%
Tallahassee Center (2)	Tallahassee	FL	15%	836.4	84.3%	92.7%
Tollway Crossing (2)	Dallas	TX	15%	152.2	100.0%	100.0%	75.3%

TOTAL SOLD	14			4,141.8	92.6%	89.5%	93.8%	90.0%

THIRD-PARTY MANAGED PROPERTIES
International Park 2000	Birmingham	AL	0%	129.5
Mansell 400 Business Park	Atlanta	GA	0%	188.5
Colonial Center Heathrow 500	Orlando	FL	0%	75.9

TOTAL MANAGED	3			393.8

(1) Square footage includes Colonial’s weighted square footage for unconsolidated properties. Total square footage not weighted is equal to 16,360.8 square feet.
(2) DRA / Colonial Office JV Property.
(3) Colonial entered into a joint venture with UBS Wealth Management in which it transferred these 3 properties to the partnership. Colonial retained a 15% interest in these properties and leasing and management responsibilities.
(4) The Peachtree Building is separated by purchase year (309.6 sf in 2005, 7.0 sf in 2006) for the purpose of same store calculations.

COLONIAL PROPERTIES TRUST
Retail Portfolio Occupancy Listing

		%		Total	Anchor	CLP
Property	Location	Own		SF (000s)	Owned	SF (000s)	1Q06	2Q06	3Q06	4Q06	1Q07	S-P
CONSOLIDATED PROPERTIES
Britt David Shopping Ctr	Columbus	GA		102.6	—	102.6	74.7%	96.4%	96.4%	96.4%	96.4%	S
Brookwood Village Ctr	Birmingham	AL		27.3	—	27.3	86.9%	86.9%	100.0%	100.0%	100.0%
CM Decatur	Huntsville	AL		576.1	80.9	495.2	87.9%	87.6%	87.5%	87.6%	85.7%	S
CM Lakeshore	Gainesville	GA		518.3	—	518.3	92.3%	91.7%	93.1%	93.6%	92.8%	S
CM Mayberry	Mount Airy	NC		206.9	57.8	149.1	93.4%	93.4%	94.5%	94.5%	96.8%	S
CM Staunton	Staunton	VA		424.0	—	424.0	96.9%	90.1%	86.9%	92.5%	92.2%	S
Colonial Brookwood Village	Birmingham	AL		604.0	232.0	372.1	97.4%	95.6%	96.0%	96.6%	94.0%	S
Colonial Shops Colonnade	Birmingham	AL		125.5	—	125.5	90.2%	93.4%	94.1%	94.1%	96.6%	S
CP at Portofino	Houston	TX		372.5	—	372.5	82.3%	84.5%	85.3%	87.3%	89.0%	S
CP Alabaster	Birmingham	AL		218.7	—	218.7	100.0%	97.1%	93.2%	92.7%	92.7%	S
CP Beechwood	Athens	GA		350.1	—	350.1	100.0%	99.5%	99.5%	99.5%	100.0%	S
CP Burnt Store	Punta Gorda	FL		95.0	—	95.0	98.9%	98.9%	98.9%	98.9%	98.9%	S
CP Craft Farms	Gulf Shores	AL		53.2	—	53.2	LU	LU	LU	LU	LU
CP Hunter’s Creek	Orlando	FL		227.5	—	227.5	52.6%	100.0%	99.1%	99.1%	99.1%	S
CP Lakewood	Jacksonville	FL		194.5	—	194.5	84.6%	84.6%	92.2%	91.6%	91.9%	S
CP Montgomery	Montgomery	AL		209.1	44.0	165.1	58.2%	66.3%	66.3%	84.5%	84.5%	S
CP Montgomery North	Montgomery	AL		209.9	101.8	108.1	97.9%	97.9%	97.9%	96.0%	96.0%	S
CP Northdale	Tampa	FL		230.9	55.0	175.9	95.2%	95.2%	95.2%	93.8%	93.8%	S
CP TownPark	Orlando	FL		199.2	—	199.2	92.2%	93.0%	96.6%	95.1%	95.7%	S
CP Trussville	Birmingham	AL		388.3	—	388.3	100.0%	100.0%	100.0%	99.6%	99.6%	S
CP Trussville II	Birmingham	AL		282.7	224.5	58.2	100.0%	100.0%	97.9%	95.2%	97.9%	S
CP Wekiva	Orlando	FL		208.6	—	208.6	83.5%	91.5%	90.6%	93.6%	96.8%	S
CP Winter Haven	Orlando	FL		161.6	—	161.6	90.4%	90.4%	91.1%	92.0%	92.0%	S
CS Bear Lake	Orlando	FL		131.3	—	131.3	85.9%	88.8%	89.2%	92.1%	91.3%	S
CS Bellwood	Montgomery	AL		87.5	—	87.5	88.5%	88.5%	90.1%	94.2%	95.1%	S
CS Clay	Birmingham	AL		66.2	—	66.2	94.2%	94.2%	95.8%	95.8%	95.8%	S
CS McGehee	Montgomery	AL		98.3	—	98.3	81.8%	81.2%	81.2%	82.6%	43.3%	S
CS Quaker Village	Greensboro	NC		102.2	—	102.2	86.3%	86.3%	95.4%	95.4%	91.6%	S
Kingwood Commons	Houston	TX		164.4	—	164.4	87.5%	87.5%	87.5%	89.1%	86.9%	S
Olde Town Shopping Ctr	Montgomery	AL		38.7	—	38.7	67.3%	65.0%	77.7%	77.7%	77.7%	S
Village on the Parkway	Dallas	TX	90%	380.5	—	380.5	91.9%	91.5%	90.2%	88.0%	89.5%	S

TOTAL CONSOLIDATED	31			7,055.4	796.0	6,259.4	89.4%	91.5%	92.0%	93.0%	92.3%

UNCONSOLIDATED PROPERTIES
CM Bel Air	Mobile	AL	10%	1,334.5	334.0	1,000.5	97.0%	97.1%	97.7%	99.1%	99.2%
CM Glynn Place	Brunswick	GA	10%	503.9	225.6	278.3	87.0%	88.1%	90.9%	92.2%	90.6%
CM Greenville	Greenville	NC	10%	450.8	46.1	404.8	94.9%	95.3%	95.3%	95.5%	95.5%
CM Myrtle Beach	Myrtle Beach	SC	10%	524.1	—	524.1	94.1%	92.6%	92.4%	93.1%	92.7%
CM Valdosta	Valdosta	GA	10%	536.3	93.7	442.5	94.6%	94.8%	95.1%	94.5%	88.8%
Colonial University Village	Auburn	AL	10%	526.7	124.7	402.0	87.0%	86.2%	86.7%	87.6%	88.6%
CP Turkey Creek	Knoxville	TN	50%	477.1	—	477.1	LU	LU	88.0%	95.0%	94.8%
CP Hoover	Birmingham	AL	10%	380.6	215.8	164.9	93.6%	97.2%	97.1%	95.2%	94.1%
CP Madison	Huntsville	AL	25%	110.7	—	110.7	95.7%	98.6%	98.6%	97.1%	97.1%
Parkway Place	Huntsville	AL	45%	635.7	348.2	287.6	80.5%	79.0%	81.0%	81.0%	80.8%

TOTAL UNCONSOLIDATED	10			5,480.5	1,388.0	4,092.5	92.6%	92.6%	92.6%	93.9%	93.2%

UNCONSOLIDATED WTD FOR CLP % OWNED				978.0	260.7	717.3	90.0%	89.9%	89.9%	92.5%	92.0%

COLONIAL PROPERTIES TRUST
Retail Portfolio Occupancy Listing

		%		Total	Anchor	CLP
Property	Location	Own		SF (000s)	Owned	SF (000s)	1Q06	2Q06	3Q06	4Q06	1Q07	S-P
SOLD — LAST 5 QTRS
CP Boulevard Square (1)	Pembroke Pines	FL		220.7	—	220.7
CP Deerfield (1)	Deerfield Beach	FL		378.7	—	378.7
CS College Parkway (1)	Ft. Myers	FL		78.9	—	78.9
CS Pines Plaza (1)	Pembroke Pines	FL		68.2	—	68.2
CP Tutwiler Farm (2)	Birmingham	AL		514.1	174.0	340.1	99.4%	99.4%	100.0%
CP Tutwiler Farm II (2)	Birmingham	AL		444.9	197.0	247.9
CP Boulevard Square (1)	Pembroke Pines	FL	10%	220.7	—	220.7	100.0%	100.0%	100.0%
CP Deerfield (1)	Deerfield Beach	FL	10%	378.7	—	378.7	98.5%	98.5%	97.2%
CS College Parkway (1)	Ft. Myers	FL	10%	78.9	—	78.9	100.0%	100.0%	100.0%
CS Pines Plaza (1)	Pembroke Pines	FL	10%	68.2	—	68.2	100.0%	100.0%	100.0%
CS Yadkinville	Yadkinville	NC		90.9	—	90.9	100.0%	100.0%	100.0%	100.0%
Rivermont Shopping Ctr	Chattanooga	TN		73.5	—	73.5	92.2%	92.2%	92.2%	93.9%

TOTAL SOLD	12			2,616.3	371.0	2,245.3	98.6%	98.6%	98.8%	96.5%

THIRD-PARTY MANAGED PROPERTIES
Calico Corner	Birmingham	AL		5.5		5.5
Hoover Commons	Birmingham	AL		196.8		196.8
CP Tutwiler Farm	Birmingham	AL		514.1	174.0	340.1
CP Tutwiler Farm II	Birmingham	AL		444.9	197.0	247.9
CP Boulevard Square	Pembroke Pines	FL		220.7		220.7
CP Deerfield	Deerfield Beach	FL		378.7		378.7
CS College Parkway	Ft. Myers	FL		78.9		78.9
CS Pines Plaza	Pembroke Pines	FL		68.2		68.2

TOTAL MANAGED	8			1,907.8	371.0	1,536.8

(1)	Colonial sold a 90% interest to The Cornfeld Group and retained a 10% interest in these four strip centers in 1Q06 and then sold the remaining 10% interest to The Cornfeld Group in 4Q06. Colonial will continue to manage and lease these properties.

(2)	Colonial sold two open air centers to the GPT Group and Babcock & Brown in 4Q06. Colonial will continue to manage and lease these properties.

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

GROSS SALES PER SQUARE FOOT:	Gross retail sales reported by tenants divided by rented square feet.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OCCUPANCY COST PERCENT:	Tenants’ occupancy cost as a percentage of their gross sales.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL NET OPERATING INCOME:	Property revenues less property operating expenses.

RENEWAL OR RE-LEASE:	Leases that have been renewed by current tenants or leased space that has been re-leased by new tenants.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TI COMMITTED:	Tenant improvements which have been committed as a part of entering into a lease agreement.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.